                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                       Astoria Financial Corporation
             ----------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

[LOGO]                                                          [LETTERHEAD]



                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held on May 19, 1999

     The Annual Meeting of Shareholders of Astoria Financial Corporation will be held on Wednesday, May 19, 1999, at 9:30 a.m., Eastern time, at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York 11040. The meeting will be held to consider and act upon the following matters:

     1. The election of five directors for terms of three years each;

     2. The approval of the 1999 Stock Option Plan For Officers and Employees of Astoria Financial Corporation;

     3. The approval of the 1999 Stock Option Plan For Outside Directors of Astoria Financial Corporation;

     4. The approval of the Astoria Financial Corporation Executive Officer Annual Incentive Plan;

     5. The ratification of the appointment of independent auditors; and

     6. Such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     Holders of record of Astoria Financial Corporation common stock, as of the close of business on March 23, 1999, are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A list of shareholders entitled to vote at the Annual Meeting will be available at the meeting, and at Astoria Financial Corporation, One Astoria Federal Plaza, Lake Success, New York 11042 and at Astoria Federal Savings and Loan Association, Mortgage Center, 2000 Marcus Avenue, New Hyde Park, New York 11042 for a period of ten days prior to the meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE.

                                         By Order of the Board of Directors,



                                         /s/ William K. Sheerin

                                         William K. Sheerin
                                         Executive Vice President & Secretary
Dated:    April 9, 1999

                         ASTORIA FINANCIAL CORPORATION
                           One Astoria Federal Plaza
                       Lake Success, New York 11042-1085

                       ---------------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 19, 1999

                       ---------------------------------


General Information

     This Proxy Statement and the accompanying proxy card are being furnished to holders of Astoria Financial Corporation ("AFC") common stock in connection with the solicitation of proxies by the Board of Directors of AFC (the "Board") for use at the AFC Annual Meeting of Shareholders to be held on May 19, 1999, and at any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held at 9:30 a.m., Eastern time, at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York 11040. Only holders of record of AFC's issued and outstanding common stock, par value $0.01 per share ("AFC Common Stock"), as of the close of business on March 23, 1999 (the "Record Date") are entitled to vote at the Annual Meeting. The 1998 Annual Report and Form 10-K, including the consolidated financial statements of AFC for the fiscal year ended December 31, 1998, accompanies this Proxy Statement and the proxy card which are first being mailed or given to shareholders of record on or about April 9, 1999.

Voting and Quorum Requirements

     As of the Record Date, there were 55,227,552 shares of AFC Common Stock issued and outstanding and entitled to vote at the Annual Meeting. Each share of AFC Common Stock outstanding on the Record Date entitles the holder thereof to one vote on each matter to properly come before the Annual Meeting, except as described below. The presence, either in person or by proxy, of the holders of a majority of all of the shares of AFC Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

     The election of directors shall be by a plurality of votes cast by the holders of AFC Common Stock present, in person or by proxy, and entitled to vote thereon. Holders of AFC Common Stock may not vote their shares cumulatively with respect to the election of directors. The approval of the 1999 Stock Option Plan For Officers and Employees of Astoria Financial Corporation (the "1999 Officer Option Plan"), the approval of the 1999 Stock Option Plan For Outside Directors of Astoria Financial Corporation (the "1999 Director Option Plan"), the approval of the Astoria Financial Corporation Executive Officer Annual Incentive Plan (the "Executive Incentive Plan"), the ratification of the appointment of independent auditors and any other matters as may properly come before the Annual Meeting each requires the affirmative vote of a majority of the votes cast by the holders of AFC Common Stock present, in person or by proxy, and entitled to vote thereon.

     Shares of AFC Common Stock as to which the "ABSTAIN" box has been selected on the proxy card, with respect to the approval of the 1999 Officer Option Plan, the approval of the 1999 Director Option Plan, the approval of the Executive Incentive Plan and the ratification of the appointment of KPMG LLP as independent auditors for AFC, will be counted as present and entitled to vote and will have the effect of a vote against the proposal so indicated. In contrast, shares of AFC Common Stock underlying broker non-votes will not be counted as present and entitled to vote and will have no effect on the vote on each matter presented.

     Every properly executed proxy that is timely received by AFC will be voted in accordance with the instructions contained therein unless otherwise revoked. Properly executed unmarked proxies will be voted FOR the election of the Board's nominees as directors, FOR the approval of the 1999 Officer Option Plan, FOR the approval of the 1999 Director Option Plan, FOR the approval of the Executive Incentive Plan, and FOR the ratification of the appointment of independent auditors. If you are a shareholder whose shares are not registered in your own name, you will need an assignment of voting rights from the shareholder of record to vote personally at the Annual Meeting.

     Pursuant to the Certificate of Incorporation of AFC, no record shareholder of AFC Common Stock which is beneficially owned, directly or indirectly, by a shareholder who as of the Record Date beneficially owns more than ten percent (10%) of AFC Common Stock outstanding on such date will be entitled or permitted to vote any shares of AFC Common Stock in excess of ten percent (10%) of AFC Common Stock outstanding as of the Record Date. For purposes of this limitation, neither the Astoria Federal Savings and Loan Association ("Association") Employee Stock Ownership Plan (the "ESOP"), The Long Island Savings Bank, FSB ("LISB") Employee Stock Ownership Plan ("LISB ESOP") nor the trustees of such plans are considered the beneficial owner of the AFC Common Stock held by the ESOP or the LISB ESOP.

Revocation of Proxies

      Any shareholder who executes a proxy has the right to revoke it at any time before it is voted. A proxy may be revoked by delivering to the Secretary of AFC, at its principal office, either a written revocation or a proxy, duly executed, bearing a later date, or by attending the Annual Meeting and voting in person.

Interest of Management in the Outcome of Certain Proposals

     The Board of AFC is seeking shareholder approval of the 1999 Officer Option Plan and the 1999 Director Option Plan. If approved, these plans will authorize the grant of additional stock options to eligible employees and outside directors, respectively. The Board is also seeking shareholder approval of the Executive Incentive Plan which would authorize the payment of annual performance based compensation to eligible executives. Because these plans relate to compensation opportunities of the directors and executive officers of AFC, each of them may be deemed to have a personal financial interest in the outcome of the shareholder vote.

Security Ownership of Certain Beneficial Owners

     The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of AFC Common Stock by each person or group of persons, as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), known to AFC to be the beneficial owner of more than 5% of AFC voting stock. For purposes of the Annual Meeting, the AFC Common Stock is the only AFC voting stock outstanding.

                                                                Amount and Nature of    Percent of
Title of Class    Name & Address of Beneficial Owner            Beneficial Ownership      Class
--------------    ----------------------------------            --------------------    ----------
  Common          J. P. Morgan & Co., Inc.                         5,041,142 (1)           9.1
                  60 Wall Street
                  New York, New York 10260

  Common          FMR Corp.                                        3,720,575 (2)           6.7
                  82 Devonshire Street
                  Boston, Massachusetts 02109

  Common          State Street Bank and Trust Company, Trustee     2,802,510 (3)           5.1
                  225 Franklin Street
                  Boston, Massachusetts 02110


-------------------

(1) According to a filing on Schedule 13G filed as of February 22, 1999, J. P. Morgan & Co., Inc. ("J.P. Morgan") holds in the aggregate 3,612,148 shares of AFC Common Stock as to which J. P. Morgan has sole voting power, 7,820 shares of AFC Common Stock as to which J. P. Morgan has shared voting power, 5,032,822 shares of AFC Common Stock as to which J. P. Morgan has sole dispositive power and 7,820 shares of AFC Common Stock as to which J. P. Morgan has shared dispositive power.
(2) According to a filing on Schedule 13G dated February 16, 1999, Edward C. Johnson 3d and Abigail P. Johnson own 12.0% and 24.5%, respectively, of the outstanding voting common stock of FMR Corp. Mr. Johnson is Chairman and Ms. Johnson is a director of FMR Corp. The members of the Johnson family may be deemed to form a controlling group with respect to FMR Corp. Fidelity Management & Research Company, a wholly owned subsidiary of FMR Corp. and an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, as amended, is the beneficial owner of 2,765,100 shares of AFC Common Stock as a result of acting as investment advisor to various investment companies registered under Section 8 of the Investment Company Act of 1940. Mr. Johnson and FMR each claim sole dispositive power with respect to such shares of AFC Common Stock. Fidelity Management Trust Company, a wholly owned subsidiary of FMR Corp., is the beneficial owner of 854,275 shares of AFC Common Stock. Edward C. Johnson 3d and FMR Corp., through their control of Fidelity Management Trust Company, each claim sole dispositive power over 854,275 shares of AFC Common Stock and sole power to direct the voting of 713,230 shares, and no power to vote or direct the voting of 141,045 shares of AFC Common Stock owned by institutional account(s). Fidelity International Limited ("FIL") is a Bermudian joint stock company, 39.89% of the voting stock of which is held by Mr. Johnson and members of his family. FIL claims sole voting and dispositive power as to 101,200 shares of AFC Common Stock.
(3) State Street Bank and Trust Company ("State Street") is the trustee of the ESOP, which is administered by the ESOP Committee consisting of four (4) officers of the Association, one of whom is an executive officer of AFC. As of December 31, 1998, State Street held 2,518,105 shares of AFC Common Stock for the benefit of the participants of the ESOP. Under the terms of the ESOP, the Trustee votes the shares held by the ESOP Trust based upon directions received from the participants as "named fiduciaries" in the ESOP. As of December 31, 1998, approximately 1,028,048 shares of AFC Common Stock were allocated to participants in the ESOP. For voting purposes, each participant as a "named fiduciary" will be eligible to direct the Trustee how to vote at the Annual Meeting as to the number of shares of AFC Common Stock which have been allocated to his or her account under the ESOP. The remaining unallocated shares and any allocated shares with respect to which no voting instructions have been received, will be voted by the Trustee at the Annual Meeting in the same manner and proportion as the allocated shares, with respect to which voting instructions have been received, so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Due to the requirements of ERISA, the Trustee is deemed to have shared voting power as to all shares held in the ESOP Trust. According to a filing on Schedule 13G dated February 8, 1999, as of December 31, 19 98, State Street holds in the aggregate 279,960 shares of AFC Common Stock as to which State Street has sole voting power, 2,518,105 shares of AFC Common Stock as to which State Street has shared voting power, 283,505 shares of AFC Common Stock as to which State Street has sole dispositive power and 2,519,005 shares of AFC Common Stock as to which State Street has shared dispositive power.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

     The Board consists of fifteen directors divided into three classes of five directors each. Upon election by the shareholders, the directors of each class serve for a term of three years, with the directors of one class elected each year.

     In all cases, directors serve until their respective successors are duly elected and qualified. Pursuant to the Bylaws of AFC, no person is eligible for election or appointment as a director who is seventy-five (75) years of age or older, and no person shall continue to serve as a director after the regular Board meeting immediately preceding his seventy-fifth (75th) birthday. Mr. Bolton will reach mandatory retirement age following the regular board meeting held in June 1999. Effective upon his retirement, the Board has reduced its number to fourteen.

     The directors whose terms expire at the Annual Meeting are George L. Engelke, Jr., Robert J. Conway, Peter C. Haeffner, Jr., Ralph F. Palleschi and Leo J. Waters. Each of these directors (singularly the "Board Nominee" and collectively the "Board Nominees") has been nominated by the Board to stand for reelection, and, if elected, to serve for a term expiring at the annual meeting of shareholders of AFC to be held in 2002. Each Board Nominee has consented to being named in this Proxy Statement and to serve if elected.

     If any Board Nominee should refuse or be unable to serve, the proxies will be voted for such person as shall be designated by the Board to replace such nominee. The Board presently has no knowledge that any of the Board Nominees will refuse or be unable to serve.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE BOARD NOMINEES FOR
                                         ---------------------------
ELECTION AS DIRECTORS OF AFC FOR TERMS OF THREE YEARS EACH.

Board Nominees, Directors and Executive Officers

     The following table sets forth certain information regarding the Board Nominees for election and members of the Board.


Name                            Age (1)   Positions Held with AFC (2)                      Director Since     Term Expires
----                            -------   ---------------------------                      --------------     ------------
George L. Engelke, Jr.             60     Director, Chairman of the Board, President,           1993              1999
                                              Chief Executive Officer and Nominee
John J. Conefry, Jr.               54     Director and Vice Chairman                            1998              2001
Gerard C. Keegan                   52     Director, Vice Chairman and Chief                     1997              2000
                                              Administrative Officer
Robert G. Bolton                   74     Director                                              1993              2001 (3)
Andrew M. Burger                   64     Director                                              1993              2000
Denis J. Connors                   57     Director                                              1993              2000
Robert J. Conway                   63     Director and Nominee                                  1998              1999
Thomas J. Donahue                  58     Director                                              1993              2000
William J. Fendt                   73     Director                                              1993              2001
Peter C. Haeffner, Jr.             60     Director and Nominee                                  1997              1999
Ralph F. Palleschi                 52     Director and Nominee                                  1996              1999
Lawrence W. Peters                 69     Director and Consultant                               1998              2001
Thomas V. Powderly                 61     Director                                              1995              2001
Leo J. Waters                      64     Director and Nominee                                  1998              1999
Donald D. Wenk                     68     Director                                              1998              2000

-----------------------
(1)  As of the Record Date.
(2)  All directors of AFC also serve as directors of the Association.
(3) Mr. Bolton will reach mandatory retirement age following the regular board meeting held in June 1999. Effective upon his retirement, the Board has reduced its number to fourteen.

     The following table sets forth certain information regarding the non-director executive officers of AFC.

             Name          Age (1)       Positions Held With AFC
             ----          ------        -----------------------
Thomas W. Drennan              54        Executive Vice President
Alan P. Eggleston              45        Executive Vice President, Assistant Secretary &
                                         General
Arnold K. Greenberg            58        Counsel
Monte N. Redman                48        Executive Vice President & Assistant Secretary
William K. Sheerin             63        Executive Vice President & Chief Financial Officer
                                         Executive Vice President & Secretary

---------------------------
(1)  As of the Record Date.

     All executive officers of AFC are elected annually and serve until their respective successors have been chosen, subject to their removal as officers at any time by the affirmative vote of a majority of the authorized number of directors then constituting the Board. See "Executive Compensation - Employment Agreements."

Biographical Information

     The following is a brief description of the business experience of the directors, Board Nominees and executive officers for at least the past five years and their respective directorships, if any, with other public companies that are subject to the reporting requirements of the Exchange Act.

     Directors and Board Nominees

     George L. Engelke, Jr. has been President, Chief Executive Officer and a director of AFC since its formation in 1993. He has served as Chairman of the Board and Chairman of the Board of Directors of the Association since April 1997. A certified public accountant, he joined the Association in 1971 as Vice President and Treasurer. He was named Executive Vice President and Treasurer in 1974, Chief Operating Officer in 1986 and President and Chief Executive

Officer in 1989. He has served as a director of the Association since 1983. Mr. Engelke serves as a director of the Community Preservation Corporation and the Advisory Board of Neighborhood Housing Services of New York City, Inc. He is a director of the Federal Home Loan Bank of New York and a member of the Thrift Institutions Advisory Panel to the Federal Reserve Bank of New York. He is a past Chairman and currently a director of the Community Bankers Association of New York State and a member of the Government Affairs Steering Committee, the Government Affairs Council and a former director of America's Community Bankers. Mr. Engelke previously served as a member of the Financial Accounting Standards Advisory Council.

     John J. Conefry, Jr. has served as Vice Chairman of AFC since September 30, 1998 when he joined AFC following the acquisition of Long Island Bancorp, Inc. ("LIB") and the merger of LIB and its wholly owned subsidiary, LISB, with and into AFC and the Association, respectively (the "LISB Acquisition"). Prior to joining AFC, Mr. Conefry served as Chief Executive Officer of LIB and LISB from 1993 through the consummation of the LISB Acquisition. He was named President of LIB and LISB in 1996. Mr. Conefry served as a director of LISB from 1980 and of LIB since 1993. He served as Chairman of the Board of Directors of LIB from 1993 and of LISB from 1994. Prior to joining LISB in 1993, Mr. Conefry was employed by Merrill Lynch, Pierce, Fenner & Smith, Inc., where he served as a Senior Vice President from 1981 to 1993. Prior to that, he was a partner in the public accounting firm of Deloitte Haskins & Sells, the predecessor of Deloitte & Touche LLP. Mr. Conefry also serves on a number of boards of not-for-profit organizations.

     Gerard C. Keegan has been Vice Chairman and Chief Administrative Officer of AFC and the Association since September 30, 1997 when he joined AFC following the acquisition of The Greater New York Savings Bank ("The Greater") and its merger with and into the Association ("The Greater Acquisition"). Prior to joining AFC, Mr. Keegan served from 1991 to 1997 as Chairman, President and Chief Executive Officer of The Greater. From 1988 to 1991, he served as President and Chief Operating Officer of The Greater. He served as a director of The Greater from 1988 to 1997.

     Robert G. Bolton, in 1989, retired from his position as Vice President of the Association. Prior to his service with the Association, Mr. Bolton was Chief Executive Officer of Oneonta Federal Savings and Loan Association, which was acquired by the Association in 1988. He has served as a director of the Association since 1988.

     Andrew M. Burger is President of Atlantic Iron Works, Inc., a steel fabricating company located in Long Island City, New York. He has served as a director of the Association since 1975.

     Denis J. Connors is the former Chairman and Chief Executive Officer of Curran & Connors, Inc., a designer and publisher of annual reports. He has served as a director of the Association since 1990.

     Robert J. Conway has been a director of AFC since September 30, 1998, following completion of the LISB Acquisition. Prior to the LISB Acquisition, he served as a director of LIB since 1993. He became a director of LISB in 1983. Mr. Conway was employed by AMF Bowling, Inc. for 29 years. His last position with AMF Bowling, Inc. was Corporate Vice President and Group Executive of the Worldwide Bowling Products Group. He has worked as a professional equities trader.

     Thomas J. Donahue, a certified public accountant, retired as a partner of Peat, Marwick, Mitchell & Co., the predecessor of KPMG LLP, in 1986. Following his retirement and prior to becoming a director of the Association, Mr. Donahue served as president and a director of other savings institutions from 1987 to 1990. Presently, Mr. Donahue is self-employed as a financial consultant. He has served as a director of the Association since 1990.

     William J. Fendt is a retired executive of New York Telephone Company, a predecessor of Bell Atlantic Corporation. He has served as a director of the Association since 1976.

     Peter C. Haeffner, Jr. is Senior Director, Financial Services Group, of Cushman & Wakefield, Inc., a real estate firm. Mr. Haeffner served as Senior Managing Director, Financial Services Group, Corporate Advisory and Finance Division of Cushman & Wakefield, Inc. from December 1997 to December 1998 and as its Eastern Regional Director, Financial Services Group from May 1994 to December 1997. Previously, Mr. Haeffner was President and Managing Director of Sonnenblick-Goldman Company, a real estate firm, for eight years. Mr. Haeffner also serves as a director of Stewart Title Insurance Company of New York and of World Mae Association LLC, a global mortgage banking firm. Mr. Haeffner served as a director of The Greater from 1992 to 1997.

     Ralph F. Palleschi, a certified public accountant, co-founded, in 1983, First Long Island Investors, Inc., a registered investment advisor pursuant to the Investment Advisors Act of 1940, as amended, and a registered broker/dealer with the National Association of Securities Dealers, Inc. He continues to serve as a director and is Executive Vice President and Chief Financial Officer of such company. He has also served from 1993 to 1997 as Chief Operating Officer of the New York Islanders hockey team. From 1977 to 1983, he served as Vice President - Finance and Chief Financial Officer of Entenmann's Inc., a publicly traded food products company. From 1968 to 1977, he was employed by Peat, Marwick, Mitchell & Co., the predecessor of KPMG LLP.

     Lawrence W. Peters has been a director and consultant to AFC since September 30, 1998, following the completion of the LISB Acquisition. Prior to the LISB Acquisition, he served as a director of LIB since 1993. He joined LISB in 1989 as a Senior Executive Vice President and Chief Lending Officer. Mr. Peters retired from his management position with LISB in 1995 and rejoined LIB and LISB as President and Chief Operating Officer in 1997. Prior to initially joining LISB, Mr. Peters was employed by The Dime Savings Bank of New York, F.S.B. as Vice Chairman and a director, and was in charge of all lending functions.

     Thomas V. Powderly served in a variety of capacities with Fidelity New York, F.S.B. ("Fidelity") prior to its acquisition by the Association following the close of business on January 31, 1995 ( the "Fidelity Acquisition"). From 1986 to 1990, he served as Executive Vice President. In 1990, he was appointed President and Chief Operating Officer and in 1992 was named Chief Executive Officer. He was named Chairman of the Board of Directors of Fidelity in 1993. From 1993 until January, 1995, he served as Chairman and Chief Executive Officer. Prior to 1986, Mr. Powderly held positions with Edward S. Gordon, Inc., a commercial real estate brokerage and management firm, and with several thrift institutions.

     Leo J. Waters has been a director of AFC since September 30, 1998, following completion of the LISB Acquisition. Prior to the LISB Acquisition, he served as a director of LIB since 1993. He became a director of LISB in 1990. Mr. Waters is the President of a private investment consulting firm.

     Donald D. Wenk has been a director of AFC since September 30, 1998, following completion of the LISB Acquisition. Prior to the LISB Acquisition, he served as a director of LIB since 1993. He became a director of LISB in 1974. From 1992 until 1994, Mr. Wenk served as Chairman of the Board of Directors of LISB. From 1994 until 1996, Mr. Wenk served as Chairman of the Executive Committee of the Boards of Directors of LIB and LISB. He is the Chairman of the Board of Directors of American Casting & Manufacturing Corporation.

     Executive Officers Who Are Not Directors

     Thomas W. Drennan, a certified public accountant, has served as Executive Vice President of AFC since December 1997 and as Senior Vice President from its formation in 1993 to 1997. He is the senior lending officer of the Association. He joined the Association in 1986 as Senior Vice President, Mortgage Services.

     Alan P. Eggleston has served as Executive Vice President and General Counsel of AFC since December 1997. He served as Senior Vice President and General Counsel of AFC from 1995 to 1997. He joined the Association in 1993 as Vice President and General Counsel. In 1994, he was named Vice President and General Counsel of AFC. In 1995, he became First Vice President and General Counsel of AFC and the Association. Prior to joining the Association, he served as an executive officer and counsel to several thrift institutions.

     Arnold K. Greenberg has served as Executive Vice President of AFC since December 1997, as Senior Vice President from its formation in 1993 to 1997. He is responsible for banking office and retail operations of the Association. He joined the Association in 1975 as Vice President and was appointed Senior Vice President in 1979 and as Executive Vice President in 1997. In 1986, Mr. Greenberg became Senior Vice President, Administration and Operations, and in January of 1993, Senior Vice President, Consumer Services.

     Monte N. Redman has served as Executive Vice President and Chief Financial Officer of AFC since December 1997. He served as Senior Vice President, Treasurer and Chief Financial Officer of AFC from its formation in 1993 to 1997. He joined the Association in 1977. In 1979, he was named Assistant Controller, and, in 1982, Assistant Vice President. Mr. Redman became Vice President, Investment Officer in 1985, in 1989 was appointed Senior Vice President, Treasurer and Chief Financial Officer and, in 1997 was appointed Executive Vice President and Chief Financial Officer.

     William K. Sheerin has served as Executive Vice President and Secretary of AFC since December 1997. He served as Senior Vice President and Secretary of AFC from its formation in 1993 to 1997. He is responsible for the human resources, auditing, general services, facilities and security functions. He joined the Association in 1956. He was named Assistant Treasurer and promoted to Branch Manager in 1966. In 1974, he was promoted to Secretary and head of Savings Operations. In 1979, he was named Vice President and, in 1986, he was appointed Senior Vice President, Consumer Services. In 1993, Mr. Sheerin became Senior Vice President, Administrative Services, and in 1997 became Executive Vice President and Secretary.

Committees and Meetings of the Board

     The Board meets on a monthly basis and may have additional special meetings upon the request of the Chairman, President and Chief Executive Officer or any three (3) members of the Board. During the fiscal year ended December 31, 1998, the Board met fifteen (15) times. No director attended less than 75% of the total number of meetings held by the Board and its committees on which such director served. The Board has established three (3) standing committees.

     The Compensation Committee of AFC consists of Mr. Fendt, as Chairman, and Messrs. Burger, Connors, Donahue and Palleschi. Mr. Engelke serves ex officio as a non-voting member of the Compensation Committee. The function of the Compensation Committee is to review the performance and compensation of the officers of AFC, make recommendations to the Board with respect thereto and administer the Astoria Financial Corporation 1993 Incentive Stock Option Plan (the "Incentive Option Plan")and the 1996 Stock Option Plan for Officers and Employees of Astoria Financial Corporation (the "1996 Officer Option Plan") including the granting of options pursuant thereto, and the 1996 Stock Option Plan for Outside Directors of Astoria Financial Corporation (the "1996 Director Option Plan"). This committee meets as needed and met three (3) times during 1998.

     The Nominating Committee currently consists of Messrs. Bolton, Fendt and Powderly. The purpose of this committee is to recommend to the Board nominees for election to the Board with respect to those directorships which become vacant or whose terms expire at the next annual meeting of shareholders, to review any nominations for election to the Board made by any shareholder of AFC and to determine compliance with the provisions of the Bylaws of AFC applicable thereto. See "Additional Information - 'Shareholders Proposals' and 'Notice of Business to be Conducted at an Annual Meeting' ." The committee meets as needed and met one (1) time during 1998.

     The Audit Committee consists of Mr. Donahue, as Chairman, and Messrs. Burger, Connors, Fendt, Haeffner and Powderly. The purpose of this committee is to meet with the independent and internal auditors of AFC and the Association and review the plans and reports of such auditors. This committee meets, at a minimum, on a quarterly basis, and met four (4) times during 1998.

     There is no family relationship between any director, any Board Nominee, any officer or any significant employee of AFC, except that Mr. Connors' spouse is the first cousin of Mr. Sheerin and Mr. Conefry's spouse is the niece of the sister-in-law of Mr. Conway.

Transactions with Certain Related Persons

     It is the policy of AFC and the Association that all transactions, including loans, between AFC or the Association and its directors, executive officers, members of their families, holders of 10% or more of the shares of any class of its common stock, and affiliates thereof, will be made in the ordinary course of AFC's and the Association's business and contain terms no less favorable to AFC or the Association than could have been obtained in arms-length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of AFC or the Association, respectively, not having any interest in the transaction or, as allowed by law, are benefits provided generally to all full time employees of the Association on a nondiscriminatory basis and such benefits have been similarly approved by the Board. Loans may not involve more than the normal risk of collection or present other unfavorable features. All loans outstanding to the directors, Board Nominees or executive officers of AFC or members of their immediate families were made in conformity with the Association's policy in this regard and have not been disclosed as non-accrual, past due, restructured or potential problem loans.

     Effective following the close of business on September 30, 1998, AFC completed the LISB Acquisition. AFC agreed, in connection therewith, that upon completion of the LISB Acquisition and in accordance with the terms thereof, Mr. John J. Conefry, Jr. would be employed by AFC as Vice Chairman, Mr. Lawrence W. Peters would be retained by AFC as a consultant and Messrs. Conefry, Conway, Peters, Waters and Wenk would be elected as directors of AFC and the Association by the Board and the Board of Directors of the Association, respectively. Effective after the close of business on September 30, 1997, AFC completed The Greater Acquisition. AFC agreed, in connection therewith, that upon completion of The Greater Acquisition and in accordance with the terms thereof, Mr. Gerard
C. Keegan would be employed by AFC and the Association as Vice Chairman and Chief Administrative Officer and Messrs. Keegan and Haeffner would be elected as directors of AFC and the Association by the Board and the Board of Directors of the Association, respectively.

     AFC has entered into an employment agreement with Mr. Conefry to serve as Vice Chairman and as a director of AFC, which agreement has an initial term of three years. The agreement provides for Mr. Conefry to serve at an initial minimum annual salary of $700,000, subject to annual review and adjustment by the Board, which in any case shall be maintained at a level equal to at least 80% of the annual base salary paid to the Chief Executive Officer of AFC and to receive a grant of an option to acquire 25,000 shares of AFC Common Stock pursuant to the 1996 Officer Option Plan and an award of 10,000 shares of AFC Common Stock pursuant to the Association Recognition and Retention Plan for Officers and Employees (the "Officer RRP"). The agreement further provides that future option grants and incentive awards, if any, shall be maintained at a level equal to at least 80% of the grants or awards made to the Chief Executive Officer of AFC.

     AFC has entered into a consulting agreement with Mr. Peters to facilitate a smooth transition of LIB and LISB with and into AFC and the Association, respectively. The agreement has an initial term of one year and provides for compensation of $500,000.

     In connection with the LISB Acquisition, AFC agreed to honor all existing employment, severance and other compensation agreements and arrangements, including employment agreements, as previously amended, between LIB and LISB and Mr. Conefry and Mr. Peters. Pursuant to the terms of the LISB Acquisition, AFC paid to Messrs. Conefry and Peters $4,610,249 and $2,276,513, respectively, in settlement of their respective employment agreements with LIB and LISB and certain related rights and benefits.

     Pursuant to the LISB Acquisition agreement, AFC also agreed to convert all options to acquire LIB's common stock outstanding as of the closing date of the LISB Acquisition into options to purchase shares of AFC Common Stock. Based upon this agreement, AFC, upon completion of the LISB Acquisition, granted to Messrs. Conefry, Conway,

Peters, Waters and Wenk, in satisfaction of their outstanding options to acquire LIB's common stock, options to purchase 350,494 shares, 63,087 shares, 23,001 shares, 33,807 shares and 33,211 shares, respectively, of AFC Common Stock with weighted average exercise prices equal to $11.89, $10.82, $38.37, $11.52 and $10.71 per share, respectively. Such options were exercisable upon grant. The options have various remaining terms, ranging from approximately five to nine years, that are equal to the remaining terms of the converted options.

     As part of the LIB Acquisition, AFC assumed the obligations of LIB and LISB pursuant to the LIB Non-Employee Directors Retirement Benefit Plan. Pursuant to the terms of such plan, Messrs. Conway, Waters and Wenk, among others, upon termination of their service as directors will receive a monthly benefit for a period of ten years. The aggregate present value of such benefits with respect to Messrs. Conway, Waters and Wenk is approximately $600,000.

     AFC also agreed, for a period of six years following the LISB Acquisition, to indemnify and hold harmless certain persons, including Messrs. Conefry, Conway, Peters, Waters and Wenk, (each, an "Indemnified Party"), against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages or liabilities (collectively, "Costs") incurred in connection with any claim, action, suit, proceeding or investigation arising out of matters existing or occurring at or prior to the LISB Acquisition, and to advance any such Costs to each Indemnified Party as they are from time to time incurred, in each case to the fullest extent such Indemnified Party would have been indemnified as a director or officer of LIB or LISB, as applicable, and as permitted under then applicable law. In connection with the LISB Acquisition, AFC also purchased for a period of six years after the LISB Acquisition, policies of directors' and officers' liability insurance providing the same coverage and containing terms which are no less advantageous to the beneficiaries thereof, including Messrs. Conefry, Conway, Peters, Waters and Wenk, as maintained by LIB and LISB prior to the LISB Acquisition.

     For a discussion of the compensation received by directors, Board Nominees and executive officers, see "Director Compensation" and "Executive Compensation."

Security Ownership of Management

     The following table sets forth certain information concerning the interests in AFC Common Stock as of the Record Date of each director or Board Nominee of AFC, each executive officer of AFC named in the Summary Compensation Table and all directors and executive officers of AFC as a group.

                                                             Amount and Nature              Percent of
Title of Class          Name of Beneficial Owner        of Beneficial Ownership (1)          Class (2)
--------------          ------------------------        ---------------------------         ----------
   Common           George L. Engelke, Jr.                   968,816 (3)(17)                   1.74
   Common           John J. Conefry, Jr.                     507,787 (4)(17)
   Common           Gerard C. Keegan                         203,922 (5)(17)
   Common           Robert G. Bolton                          59,333 (17)
   Common           Andrew M. Burger                         109,315 (17)
   Common           Denis J. Connors                         121,262 (6)(17)
   Common           Robert J. Conway                         104,472 (17)
   Common           Thomas J. Donahue                        121,966 (7)(17)
   Common           William J. Fendt                         131,474 (17)
   Common           Peter C. Haeffner, Jr.                    14,348 (8)(17)
   Common           Ralph F. Palleschi                        13,000 (17)
   Common           Lawrence W. Peters                        59,340 (9)(17)
   Common           Thomas V. Powderly                        94,512 (10)(17)
   Common           Leo J. Waters                             50,503 (11)(17)
   Common           Donald D. Wenk                           155,623 (12)(17)
   Common           Monte N. Redman                          269,558 (13)(17)
   Common           Thomas W. Drennan                        256,519 (14)(17)
   Common           Arnold K. Greenberg                      460,850 (15)(17)
                    All directors, Board Nominees and
                    executive officers as a group
                    (20 persons)                            3,765,520 (16)(17)                 6.56

--------------------

(1) Except as otherwise indicated, each person listed has sole voting and investment power with respect to the shares of AFC Common Stock indicated.
(2) Except as otherwise indicated, the percent of class beneficially owned does not exceed one percent (1.00%).
(3) Included are 239,413 shares of AFC Common Stock as to which Mr. Engelke has shared voting and investment power, 8,173 shares of AFC Common Stock as to which he has shared voting and no investment power, and 8,437 shares of AFC Common Stock as to which he has shared voting and sole investment power.
(4) Included are 4,860 shares of AFC Common Stock as to which Mr. Conefry has shared voting and investment power, 5,000 shares of AFC Common Stock as to which he has sole voting and no investment power, 3,490 shares of AFC Common Stock as to which he has shared voting and no investment power, and 1,332 shares of AFC Common Stock as to which he has shared voting and sole investment power.
(5) Included are 23,549 shares of AFC Common Stock as to which Mr. Keegan has shared voting and investment power, 5,000 shares of AFC Common Stock as to which he has sole voting and no investment power, and 2,372 shares of AFC Common Stock as to which he has shared voting and no investment power.
(6) Included are 10,000 shares of AFC Common Stock as to which Mr. Connors has shared voting and investment power.
(7) Included are 24,813 shares of AFC Common Stock as to which Mr. Donahue has shared voting and investment power.
(8) Included are 200 shares of AFC Common Stock as to which Mr. Haeffner has shared voting and investment power.
(9) Included are 2,514 shares of AFC Common Stock as to which Mr. Peters has shared voting and no investment power.
(10) Included are 6,784 shares of AFC Common Stock as to which Mr. Powderly has shared voting and investment power.
(11) Included are 285 shares of AFC Common Stock as to which Mr. Waters has shared voting and investment power.
(12) Included are 1,150 shares of AFC Common Stock as to which Mr. Wenk has shared voting and investment power.
(13) Included are 825 shares of AFC Common Stock as to which Mr. Redman has shared voting and investment power, 8,173 shares of AFC Common Stock as to which he has shared voting and no investment power, and 8,875 shares of AFC Common Stock as to which he has shared voting and sole investment power.
(14) Included are 55,347 shares of AFC Common Stock as to which Mr. Drennan has shared voting and investment power, 8,173 shares of AFC Common Stock as to which he has shared voting and no investment power, and 9,986 shares of AFC Common Stock as to which he has shared voting and sole investment power.
(15) Included are 237,614 shares of AFC Common Stock as to which Mr. Greenberg has shared voting and investment power, 8,173 shares of AFC Common Stock as to which he has shared voting and no investment power, and 12,865 shares of AFC Common Stock as to which he has shared voting and sole investment power.
(16) Included are 398,955 shares of AFC Common Stock as to which directors, Board Nominees and executive officers, as a group, have shared voting and investment power, 10,000 shares of AFC Common Stock as to which they have sole voting and no investment power, 55,295 shares of AFC Common Stock as to which they have shared voting and no investment power, and 56,698 shares of AFC Common Stock as to which they have shared voting and sole investment power.

(17) Included are shares of AFC Common Stock which could be acquired within 60 days of the Record Date pursuant to options to acquire AFC Common Stock as follows: Mr. Engelke (486,100 shares), Mr. Conefry (374,917 shares), Mr. Keegan (139,750 shares), Mr. Bolton (34,314 shares), Mr. Burger (84,314 shares), Mr. Connors (74,314 shares), Mr. Conway (69,087 shares), Mr. Donahue (84,314 shares), Mr. Fendt (64,314 shares), Mr. Haeffner (8,000 shares), Mr. Palleschi (10,000 shares), Mr. Peters (29,001 shares), Mr. Powderly (70,132 shares), Mr. Waters (39,807 shares), Mr. Wenk (97,911 shares), Mr. Redman (150,282 shares), Mr. Drennan (120,282 shares), Mr. Greenberg (71,614 shares) and all directors, Board Nominees and executive officers as a group (2,126,658 shares).

Director Compensation

     Directors' and Other Fee Arrangements

     All non-employee directors of AFC receive an annual retainer of $15,000. No additional fees for attendance at Board or committee meetings are paid. All members of the Board also serve as directors of the Association. All non-employee directors of the Association receive an annual retainer of $30,000. No additional fees for attendance at Association Board of Directors or committee meetings are paid.

     Directors' Option Plans

     AFC maintains the AFC 1993 Stock Option Plan for Outside Directors (the "1993 Directors Option Plan"), which has remained frozen by the Board since 1996, and the 1996 Director Option Plan pursuant to which non-employee directors of AFC and the Association are granted options on terms previously approved by the shareholders of AFC.

     Pursuant to the 1996 Director Option Plan, each person who becomes a non-employee director of AFC or the Association after May 15, 1996 is granted, on the 15th day of the month following the month in which he becomes a non-employee director, an option to purchase 4,000 shares of AFC Common Stock at an exercise price per share equal to the closing bid quotation for AFC Common Stock on The Nasdaq Stock Market on the date of grant. In addition, on January 15th of each succeeding year, each person who is then a non-employee director receives a grant of an option to purchase an additional 2,000 shares of AFC Common Stock at an exercise price per share equal to the closing bid quotation for AFC Common Stock on The Nasdaq Stock Market on the date of grant. All options granted pursuant to the 1996 Director Option Plan vest and become exercisable upon grant.

     All options granted under the 1993 Directors Option Plan or the 1996 Director Option Plan expire upon the earlier of 10 years following the date of grant or one year following the date the director ceases to be a director for any reason other than removal for cause, in which case the director's options immediately terminate.

     Directors' Retirement Plan

     This plan provides retirement benefits for directors, who are not and have not been employees of AFC, the Association or any of their predecessors in interest, with at least 10 years of service as a director. The annual benefit is a life annuity payable beginning in the month following termination of service as a director or attainment of age 65, whichever is later. The annual benefit amount is equal to 100% of the annualized aggregate rate of fees paid for service as a non-employee director of AFC or the Association for the last month of service prior to retirement, reduced by 5% for each year that the director's years of service is less than 20 years. In the event of a change of control of AFC or the Association, each director may require the Association or its successor to pay either (i) a lump sum payment equal to the actuarially determined present value of the future benefits payable to the director or (ii) an amount into a grantor trust adequate to fund the benefits as they become due. In March 1999, AFC and the Association amended this plan to provide that no director who first joins the Board or the Board of Directors of the Association after March 1, 1999 will be eligible to participate in the plan.

     Directors Deferred Compensation Plan

     Pursuant to this plan, outside directors of either AFC or the Association may elect to defer receipt of all or any part of their directors' fees. Deferred fees are carried on the books of AFC as an unfunded obligation and are credited with interest quarterly at a rate equal to the average of AFC's consolidated cost of funds and yield on investments for the preceding quarter, unless the cost of funds exceeds the yield on investments, in which case the rate is based upon the preceding quarter's consolidated yield on investments. In the event of a change of control of AFC or the Association, each participating director may elect that his fees, with accrued interest, be placed in a grantor trust established for the benefit of the director, applied to the purchase of an insurance company annuity contract or be paid directly by AFC or its successor.

     Directors' Death Benefit

     This plan provides that if a non-employee director dies while in service as a director of AFC or the Association, the decedent's designated beneficiary will receive from AFC a payment equal to the decedent's aggregate directors' fees for the last month of service as a director of AFC and the Association annualized. If a director leaves the service of AFC and the Association for any reason other than death, all rights to any benefit under this plan cease.

Executive Compensation

     The Report of the Compensation Committee on Executive Compensation and the Stock Performance Chart shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except to the extent that AFC specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Report of the Compensation Committee on Executive Compensation

     Under rules established by the SEC, AFC is required to provide certain data and information regarding the compensation and benefits provided to AFC's Chief Executive Officer and certain other executives of AFC. The disclosure requirements for the Chief Executive Officer and such other executives include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee of AFC, at the direction of the Board, has prepared the following report for inclusion in this proxy statement.

     General. The compensation of the executive and other officers of AFC for fiscal year 1998 was reviewed by the Compensation Committees of AFC and the Association and ratified by the Boards of Directors of AFC and the Association in December 1997.

     The Compensation Committee of AFC met on three (3) occasions in fiscal 1998. Its activities included granting stock options under the 1996 Officer Option Plan to, among others, executive officers, ratifying certain actions of the Association's Compensation Committee relating to payments earned by, among others, executive officers under the Association Incentive Compensation Plan for Select Executives (the "Incentive Compensation Plan"), and the establishment of compensation levels for the executive officers of AFC for fiscal year 1999.

     In connection with this 1998 activity and in light of the significant expansion of AFC's operations as a result of the LISB Acquisition and The Greater Acquisition, the Compensation Committee retained the services of William
M. Mercer, Inc., and undertook a comprehensive review of the compensation structure employed by AFC for its executive and senior officers. This review included both a review of current compensation techniques and practices as well a peer group review and comparison to determine whether the level of overall and specific components of compensation were appropriate. The results of this review indicated that no significant adjustments were needed to the overall structure and philosophy of executive compensation. Salary levels for executive officers were determined to be slightly below peers, but not by significant amounts. A major finding was that short-term incentive compensation opportunities for AFC's executive officers fell, in most cases, significantly below AFC's peer group. The review also undertook to determine the appropriate level of long-term incentives, primarily stock option grants, that would be appropriate at various officer levels, given the recent expansion of the Association's officer ranks, since both options and restricted stock awards granted in AFC's initial public offering would fully vest in January 1999. It was determined that the level of option grants deemed appropriate would necessitate the request for shareholder approval of the 1999 Officer Option Plan.

     As a result of this review, AFC is requesting its shareholders at the Annual Meeting approve the Executive Incentive Plan and the 1999 Officer Option Plan discussed more fully below.

     Executive Compensation Philosophy. The primary objective of the executive compensation program of AFC and the Association is to attract and retain highly skilled and motivated executive officers who will manage AFC in a manner to promote its growth and profitability and advance the interests of its shareholders. The compensation program is designed to provide levels of compensation which are competitive and reflective of the organization's performance in achieving its goals and objectives, both financial and non-financial, as determined in its business plan. The program aligns the interests of the executives with those of the shareholders of AFC by providing a proprietary interest in AFC, the value of which can be significantly enhanced by the appreciation of AFC Common Stock. The program also seeks to adequately provide for the needs of the executive upon retirement based upon the length of service provided to AFC and the Association.

     In structuring its executive compensation program, AFC considers the before and after tax financial impact the program will have on AFC and the Association.
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), places a limitation of $1 million on the deductibility by AFC of certain elements of compensation earned by each of the executives named in the "Summary Compensation Table" below (individually a "Named Executive" or collectively, the "Named Executives"). This limitation does not apply to all institutions within AFC's industry or to all companies from which it would recruit executive personnel. For 1998, based upon the level and composition of the compensation of its executive officers, the limitations contained in Section 162(m) of the Code did not impact the financial condition or results of operations of AFC. AFC is submitting to its shareholders a proposal at the Annual Meeting to approve the Executive Incentive Plan in order to maintain the deductibility of payments made to the Named Executives pursuant to the Executive Incentive Plan. For a discussion of the terms and conditions of the Executive Incentive Plan, see Proposal No. 4 below.

     The executive compensation program of AFC consists of four (4) elements: base salary, short-term incentive compensation, long-term incentive compensation and retirement benefits. The following is a discussion of each of these components.

     Base Salary. Salary levels are designed to be competitive with cash compensation levels paid to similar executives at banking and thrift institutions of similar size and standing, giving due consideration to the marketplace in which AFC and the Association operate. Base salary is considered in conjunction with the short-term incentive compensation component of the executive compensation program. Base salary is set at a level to provide a reasonably competitive level of base compensation even if AFC, due to factors outside of the control of the executives, fails to meet its minimum threshold targets such that no awards are made under the short-term incentive component of the compensation program.

     To determine whether or not base salary and short-term incentive compensation, discussed below, for 1998 were set at levels that were competitive, the Compensation Committee reviewed a number of sources of information, including SNL Executive Compensation Review 1997, Thrift Institutions, and the SNL Executive Compensation Review 1997, Commercial Banks. Particular emphasis was placed on those institutions that were of similar asset size and standing to that of AFC.

     As a result of their analysis, the Compensation Committees in December 1997 approved, and the Board and the Board of Directors of the Association ratified, total 1998 base salary compensation for the then seven (7) executive officers of $2,380,000, compared to $2,216,250 paid, on an annualized basis, to such officers for 1997. The Chief Executive Officer initially received an increase of $60,000, from $600,000 to $660,000, or 10.00%, effective January 1, 1998. In addition, in September 1998, the Compensation Committee recommended and the Board approved that the compensation of the Chief Executive Officer be increased, in anticipation of the closing of the LISB Acquisition to $750,000. No further increase was approved for the Chief Executive Officer for 1999. The remaining six (6) executive officers received for 1998 increases averaging 6.42%, ranging from a high of 12.82% to a low of 0.0%. All such increases reflected contributions to the goals and objectives of AFC and the increased cost of living within the market from which AFC draws its work force.

     Short-term Incentive Compensation. Short-term incentive compensation consists of awards paid pursuant to the Association's Incentive Compensation Plan. The Board and Compensation Committee of AFC recognize that the operation of AFC is substantially affected by the environment in which it operates. It is expected that its executives will maintain systems in place to monitor that environment and will take steps to foresee and manage the various risks that such environment presents. The Board and the Compensation Committee also believe that to be effective, the attainment of targets established under the short-term incentive component of the compensation program should be both attainable, yet challenging.

     The Incentive Compensation Plan for 1998 provided for a target incentive for the Chief Executive Officer equal to forty percent (40%) of his base salary and, in the case of the other executive officers, excluding Mr. Conefry, equal to thirty percent (30%) of each executive's base salary. Individual awards to the Chief Executive Officer are computed based upon AFC's consolidated financial performance, to the extent of eighty percent (80%) of the award, and an evaluation of his contribution to and the overall level of achievement of the goals and objectives of AFC's business plan, to the extent of twenty percent (20%) of the award. Other executive officers' awards were similarly computed with AFC's consolidated financial performance comprising seventy-five percent (75%) of the award and individual performance related to AFC's business plan comprising twenty-five percent (25%).

     The financial performance measurements utilized for 1998 for the financial performance portion of such awards were as follows: (i) eighty percent (80%) of the financial performance measure was based upon the diluted earnings per share of AFC Common Stock; and (ii) twenty percent (20%) was based upon the return on average assets of AFC. For each of these measurements, a series of achievement levels was established, with each level assigned a percentage award from zero percent (0%) up to one hundred percent (100%). The zero percent (0%) award represented performance below a reasonable threshold level of achievement. If the range of performance specified for a one hundred percent (100%) award was exceeded, the executive could be paid an award of up to one hundred fifty percent (150%) of the financial performance measurement award. The Compensation Committee of the Association, which administers the plan, has discretion under the Incentive Compensation Plan to exclude from AFC's financial performance unusual items of income or loss in determining the actual awards to be granted and may make additional awards to any employee who has made an unusual and important contribution outside of the ordinary course of his or her duties.

     For fiscal year 1998, AFC's financial performance, after adjustment by the Compensation Committee, resulted in awards of 87% of target amounts for financial performance. Executive officers also received 100% of their individual performance awards.

     Long-term Incentive Compensation. The long-term incentive compensation portion of AFC's and the Association's compensation program consists of the Officer RRP, the Incentive Option Plan and the 1996 Officer Option Plan. These plans are designed to provide incentives for long-term positive performance of the executive officers and to align their financial interests to those of AFC shareholders by providing the opportunity to participate in AFC Common Stock price appreciation, if any, which may occur after the date of grant of such award or option.

     The Compensation Committee of the Association administers the Officer RRP, determines which eligible employees will be granted plan share awards (the "Plan Share Awards") and grants Plan Share Awards. Officer RRP

Plan Share Awards, which are nontransferable and nonassignable, are granted in the form of shares of AFC Common Stock and are held in trust until the Plan Share Awards vest.

     Recipients of the Plan Share Awards become vested in the shares of AFC Common Stock covered by the Plan Share Awards over a period of time. The Plan Share Awards granted to the Named Executives, excluding Mr. Keegan and Mr. Conefry, vest in equal installments of twenty percent (20%) on the tenth business day of January each year, commencing on January 17, 1995. Effective September 30, 1997, Mr. Keegan was granted a Plan Share Award of 15,000 shares of AFC Common Stock which vests in three equal annual installments commencing on January 10, 1998. Effective September 30, 1998, Mr. Conefry was granted a Plan Share Award of 10,000 shares of AFC Common Stock which will vest in two equal annual installments commencing on January 10, 1999. Plan Share Awards immediately vest upon termination of employment due to death, disability or retirement of the award holder or following a change of control of AFC or the Association, as defined in the Officer RRP. In the event that an award holder otherwise terminates employment with AFC or the Association, the award holder's non-vested awards will be forfeited. See "Executive Compensation - Employment Agreements" below.

     Vested shares are distributed to recipients as soon as practicable following the vesting date. At such time, the recipients also receive amounts equal to accumulated dividends with respect to such shares. Prior to vesting, recipients of Plan Share Awards may direct the voting of shares of AFC Common Stock granted to them and held in the trust. Shares of AFC Common Stock held by the Officer RRP trust which have not been awarded are voted by the trustee in the same proportion as the awarded shares are voted in accordance with the directions given by the recipients. See the "Summary Compensation Table" below for description of the Plan Share Awards outstanding to the Named Executives as of December 31, 1998. See the table above related to the beneficial ownership of AFC Common Stock by the directors, Board Nominees and executive officers of AFC and "Executive Compensation - Incentive Option Plans" below for further information regarding options related to the Named Executives. See also Proposal No. 2 below regarding approval of the 1999 Officer Option Plan.

     Retirement Benefits. Retirement benefits are designed to provide for an adequate level of income to the executive officer following his or her retirement from AFC and the Association based upon length of service and to support the goals and objectives of the rest of the compensation program. The retirement benefits are provided through the ESOP, the Association Incentive Savings Plan, the Association Employees' Pension Plan (the "Pension Plan"), the Association Excess Benefit Plan (the "Excess Plan"), and the Association Supplemental Benefit Plan (the "Supplemental Plan"). See "Executive Compensation
- Pension Plans" for a description of the Pension Plan, Excess Plan and Supplemental Plan which are all defined benefit pension plans.

     The Association maintains the ESOP and ESOP Trust for the benefit of the salaried employees of AFC and the Association. The ESOP provides for the allocation of shares of AFC Common Stock and other contributions, if any, based on payments by the Association of a loan made by AFC in 1993 to the ESOP to fund the acquisition of 2,642,354 shares of AFC Common Stock. As part of the LISB Acquisition, the Association became the sponsor of the LISB ESOP. The LISB ESOP also provides for the allocation of shares of AFC Common Stock and other contributions, if any, based on payments by the Association of a loan made by AFC, as successor to LIB, in 1994 to the LISB ESOP to fund the acquisition of 2,380,500 shares of AFC Common Stock. Currently all executive officers, excluding Mr. Conefry, are participants in the ESOP. Mr. Conefry, until such time as AFC establishes and implements a program of compensation and benefits designed to cover all similarly situated employees on a uniform basis as is required under the LISB Acquisition agreement, is a participant in the LISB ESOP. See the "Summary Compensation Table" below and the table above related to the beneficial ownership of AFC Common Stock by the directors, Board Nominees and executive officers of AFC for further information regarding the ownership of AFC Common Stock by the Named Executives.

     Compensation of the Chief Executive Officer. The Compensation Committees of AFC and the Association met in December 1997 to review the performance of the executive officers during 1997, to establish recommended compensation levels for such officers for 1998 and to commence discussions regarding appropriate goals and participation levels with respect to such officers participation in the Incentive Compensation Plan.

     At the December 1997 meeting, the financial performance of AFC and the accomplishments of financial and non-financial goals and objectives of AFC and the Association, as set forth in the prior year business plan, were reviewed as was the performance of the executive officers of AFC. Mr. Engelke provided to the Committees his insights as to both his own performance and that of the other executive officers.

     The Compensation Committees, based upon these discussions, determined the level of salary for the executive officers, including the Chief Executive Officer, to take effect January 1, 1998, after reviewing the overall executive compensation program for the executive officers including the Chief Executive Officer. As a part of that review, the Committees utilized relative information provided in the SNL Executive Compensation Review 1997, Thrift Institutions and the SNL Executive Compensation Review 1997, Commercial Banks. As noted above, in September 1998, the Compensation Committee recommended and the Board approved that the compensation of the Chief Executive Officer be increased, in anticipation of the closing of the LISB Acquisition, to $750,000. This increase reflected both the performance of Mr. Engelke and the increased level of responsibility associated with the larger institution that resulted from the LISB Acquisition.

                         Compensation Committee of AFC
        William J. Fendt, Chairman        Thomas J. Donahue
        Andrew M. Burger                  Ralph F. Palleschi
        Denis J. Connors                  George L. Engelke, Jr. (ex officio)

     Compensation Committee Interlocks and Insider Participation in Compensation Decisions.

     Recommendations to the Compensation Committees of AFC and the Association as to officers' salaries, excluding those of executive officers, are developed by an internal salary committee including Messrs. Engelke and Sheerin and the Association's Vice President - Human Resources, a non-executive officer. These recommendations are presented to the Compensation Committees by Mr. Engelke. Mr. Engelke also provides insight to the Compensation Committees regarding his and the performance of the other officers of AFC and the Association, both executive and non-executive, and provides recommendations regarding executive officer compensation. Mr. Engelke is an ex officio member of the Compensation Committees and does not participate in the Committee deliberations or approval of compensation issues relating to himself. There are no interlocking relationships requiring disclosure hereunder between any executive officers of AFC, members of the Compensation Committee of AFC and any other entity.

     Stock Performance Chart.

     The following graph shows a comparison of cumulative total shareholder return on AFC Common Stock for its last five fiscal years commencing with the close of The Nasdaq Stock Market on December 31, 1993, with the cumulative total returns of both a broad market index, The Nasdaq Market (U.S.) Index produced by the Center for Research in Security Prices ("CRSP"), and a peer group index, The Nasdaq Financial Stock Index also produced by CRSP. The peer group index set forth in the graph below consists of a different set of institutions than that considered by the Compensation Committees, the Board or the Board of Directors of the Association in determining the compensation of the executive officers.

                    COMPARISON OF CUMULATIVE TOTAL RETURN OF
         AFC COMMON STOCK, NASDAQ MARKET INDEX AND PEER GROUP INDEX (1)


                       AFC Common Stock  Nasdaq Market Index  Nasdaq Financial Index
                       ----------------  -------------------  ----------------------
December 31, 1993         $100.000             $100.000                $100.000
December 30, 1994           94.595               97.752                 100.237
December 29, 1995          165.924              138.256                 145.981
December 31, 1996          272.218              170.015                 187.131
December 31, 1997          416.516              208.580                 285.867
December 31, 1998          347.711              293.209                 276.585

-------------------
(1) Assumes $100 invested on December 31, 1993 and all dividends reinvested through the end of AFC's fiscal year ended December 31, 1998. Nasdaq Market Index and Nasdaq Financial Index values calculated using monthly values for CRSP Total Return Indexes as of the applicable date.

     Summary Compensation Table

     The following table shows, for the fiscal years ended December 31, 1998, 1997 and 1996, the cash compensation paid by AFC and the Association, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and the four highest paid executive officers of AFC and the Association who received salary and bonuses in excess of $100,000 for the 1998 fiscal year.

                        Annual Compensation             Long Term Compensation
                      -----------------------   --------------------------------------
                                                             Awards        Payouts
                                                ------------------------   -------

                                                                                               Securities
                                                                   Other        Restricted     Underlying                    All
                                                                   Annual         Stock         Options/        LTIP        Other
Name and                                 Salary        Bonus    Compensation      Awards          SARs        Payouts   Compensation
Principal Positions        Year           ($)         ($) (2)        ($)          ($) (3)         (#) (5)        ($)       ($) (6)
-------------------        ----          ------       -------   ------------    ----------     ------------  ---------  ------------
George L. Engelke, Jr.     1998          684,231      245,230       ---             ---              86,000        ---     60,614
 Chairman, President,      1997          600,000      252,000       ---             ---              30,000        ---     77,188
 CEO and Director          1996          560,000      215,600       ---             ---              20,000        ---     56,080

Gerard C. Keegan (1)       1998          350,000       94,765       ---             ---              20,000        ---     54,173
 Vice Chairman,            1997           87,500       21,875       ---           754,687 (4)     151,090 (4)      ---     67,140
 Chief Administrative      1996                0            0       ---             ---                            ---      ---
 Officer and Director

Monte N. Redman            1998          320,000       86,640       ---             ---              35,000        ---     60,614
 Executive Vice            1997          295,000       81,000       ---             ---              17,500        ---     77,188
 President and Chief       1996          270,000       74,250       ---             ---              10,000        ---     56,080
 Financial Officer

Thomas W. Drennan          1998          310,000       83,935       ---             ---              24,000        ---     60,614
  Executive Vice           1997          285,000       78,000       ---             ---              17,500        ---     77,188
 President                 1996          265,000       72,875       ---             ---              10,000        ---     56,080

Arnold K. Greenberg        1998          300,000       81,225       ---             ---              20,000        ---     60,614
  Executive Vice           1997          281,250       70,000       ---             ---              12,500        ---     77,188
 President                 1996          265,000       66,250       ---             ---              10,000        ---     56,080


---------------------
(1) Amounts indicated for Mr. Keegan reflect amounts paid to Mr. Keegan for 1997 and 1998 by AFC and the Association and do not include amounts paid to Mr. Keegan by The Greater prior to The Greater Acquisition.
(2) Consists of payments under the Incentive Compensation Plan which is a short-term incentive plan. See "Executive Compensation - Report of the Compensation Committee on Executive Compensation."
(3) Represents the value, based upon the closing price of AFC Common Stock as quoted on The Nasdaq Stock Market on the date of the award, of an award of 15,000 shares of AFC Common Stock made to Mr. Keegan on September 30, 1997 pursuant to the Officer RRP. As to the award reflected in the table and remaining unvested, Mr. Keegan will vest and have distributed to him 5,000 shares of AFC Common Stock per year on January 10, 1999 and 2000, respectively. Pursuant to the Officer RRP, as of December 31, 1998, Messrs. Engelke, Keegan, Redman, Drennan and Greenberg had outstanding grants of restricted stock of 52,900, 10,000, 18,918, 18,918 and 18,918 shares of AFC
     Common Stock, respectively. The awards, based upon the closing price of AFC Common Stock of $45.75, as quoted on The Nasdaq Stock Market on December 31, 1998, had a value of $2,420,175, $457,500, $865,498, $865,498 and
     $865,498, respectively. Dividends paid with respect to shares of AFC Common Stock awarded to participants and remaining held in the Officer RRP are held in and for the account of such participants and are distributed, together with earnings thereon, at the time the related shares of AFC Common Stock vest and are distributed to the participant.
(4) Restricted stock and options, excluding an option to acquire 3,500 shares of AFC Common Stock, were awarded or granted in connection with The Greater Acquisition. Options granted in connection with The Greater Acquisition reflect the conversion of options to acquire the common stock of The Greater into options to acquire AFC Common Stock.
(5) Options with limited stock appreciation rights ("LSARs") attached were granted to the Named Executives during 1998, 1997 and 1996. No freestanding SARs have been granted to the Named Executives. See "Executive Compensation
     - Incentive Option Plans" below.
(6) Represent the fair market value of AFC Common Stock and cash which was allocated under the ESOP to the account of the Named Executive during the year ended December 31, 1998, 1997, and 1996, respectively, based upon the closing price per share of AFC Common Stock of $45.75, $55.75 and $36.875 as quoted on The Nasdaq Stock Market on December 31, 1998, 1997 and 1996, respectively.

     Employment Agreements

     AFC and the Association have entered into employment agreements with each of the executive officers, except Mr. Conefry, whose agreement is with AFC only. Messrs. Engelke's and Keegan's employment agreements each provide for a three-year term. The employment agreements entered into with the remaining Named Executives each provide for two-year terms. The Association's agreements each run from January 1st, except for Mr. Keegan's which runs from October 1st. Prior to January 1st each year, the Board of Directors of the Association may extend the agreements with the Association for an additional year such that the remaining terms shall be 3 years, in the cases of Mr. Engelke and Mr. Keegan, and 2 years, for the other Named Executives. Prior to January 1, 1999, such employment agreements were so extended. The agreements with AFC automatically extend daily, so as to maintain their original term, unless written notice of non-renewal is given by the Board. No such notice has been given to any Named Executive.

     The employment agreements provide for minimum salaries and the Named Executives' participation in retirement plans, group life, medical and disability insurance plans and any other employee benefit programs. The employment agreements also provide that AFC and the Association will maintain for the benefit of the Named Executives directors' and officers' liability insurance and will indemnify the Named Executives on prescribed terms for claims and related costs and liabilities, arising from the services provided pursuant to the employment agreements for a period of six years beyond the termination of such agreements.

     The employment agreements provide for termination of each of the Named Executive's employment at any time by AFC or the Association with or without cause. The Named Executive would be entitled to a severance payment in the event the Named Executive's employment terminates (i) due to AFC's or the Association's (A) failure to re-elect the executive to his current office, and in Messrs. Engelke's and Keegan's agreements, to the Board; (B) failure by whatever cause to vest in the executive the functions, duties or responsibilities prescribed for the executive in such agreement; (C) material breach of the employment agreements or reduction of the executive's base salary or other change to the terms and conditions of the executive's compensation and benefits which either individually or in the aggregate, as to such executive, has a material adverse effect on the aggregate value of the total compensation package provided to such executive; or (D) relocation of the executive's principal place of employment outside of Nassau or Queens Counties of New York; or (ii) for reasons other than (A) for cause; (B) voluntary resignation, except as a result of the actions specified under clause (i) above or following a change of control, as defined in the agreements; (C) following the executive's attainment of mandatory retirement age for executive officers (currently 70 years of age); (D) death; (E) long term disability or (F) expiration of the term of the agreement.

     The severance payment to which a Named Executive would be entitled includes: (i) continued life, medical and disability insurance benefits for the remainder of the contract term; (ii) a lump sum payment equal to the present value of the salary, incentive compensation, pension, profit-sharing and ESOP benefits the executive would have earned during the remainder of the contract term; (iii) accelerated vesting of all outstanding options and restricted stock awards; and (iv) a cash settlement, at the election of AFC or the Association, of all outstanding options and restricted stock awards.

     For any taxable year in which the executive would be liable for the payment of excise taxes under Section 4999 of the Code with respect to any compensation paid by AFC or any of its affiliated companies, AFC will pay to or on behalf of the executive, an amount, in addition to the severance payment, sufficient to maintain the after-tax severance benefit as though the excise tax specified in
Section 4999 of the Code did not apply.

     Incentive Option Plans

     The following table sets forth all grants of options (and limited SARs) under the 1996 Officer Option Plan to the Named Executives during 1998 and contains certain information about the potential value of these options based upon certain assumptions as to the appreciation of AFC Common Stock over the life of the option. During 1998, no options or SARs were granted pursuant to the Incentive Option Plan nor did AFC adjusted or amended the exercise price of any stock options or SARs previously awarded to any of the Named Executives.

                     Option/SAR Grants in Last Fiscal Year

                                                                                      Potential
                                                                                 Realizable Value at
                                                                                    Assumed Annual
                                                                                    Rates of Stock
                                                                                       Price
                                                                                   Appreciation
                                    Individual Grants                           for Option Term (4)
                          ---------------------------------------------------------------------------
                                    % of Total
                                    Options/
                          Securities    SARs
                          Underlying    Granted to  Exercise
                          Options/      Employees   or Base
                          SARs          in Fiscal   Price Per    Expiration
                          Granted (1)   Year (2)    Share (3)      Date           5%          10%
                          ------------------------------------------------    ------------------------
George L. Engelke, Jr.     86,000       4.20%       $45.0625    12/15/2008    $2,437,203    $6,176,350
Gerard C. Keegan           20,000        .98%       $45.0625    12/15/2008    $  566,791    $1,436,360
Monte N. Redman            35,000       1.71%       $45.0625    12/15/2008    $  991,885    $2,513,631
Thomas W. Drennan          24,000       1.17%       $45.0625    12/15/2008    $  680,150    $1,723,632
Arnold K. Greenberg        20,000        .98%       $45.0625    12/15/2008    $  566,791    $1,436,360


------------------
(1) Of the options granted, each Named Executive received the grant of an option to purchase 2,219 shares of AFC Common Stock which are intended to qualify as incentive stock options. The remainder are non-qualified stock options. All options granted to the Named Executives have a ten year term and vest on January 10, 2002. See "Executive Compensation - Employment Agreements" above. All such options also vest and become immediately exercisable upon death, disability, retirement or in the event of a Change of Control or Threatened Change of Control, as defined in the 1996 Officer Option Plan. All such options were granted in tandem with LSARs which provide that, in the event of a Change of Control, during the period commencing on the Change of Control and ending at the latter of six (6) months following such date or thirty (30) days following the earliest date on which the Named Executive may exercise the LSAR without subjecting himself to liability under Section 16 of the Exchange Act, the Named Executive may, in lieu of exercising the option, surrender the option and receive a payment in cash, on a per share basis, equal to the difference between the exercise price per share and the greater of (i) the highest price paid per share of AFC Common Stock by any person who initiated or sought to effect the Change of Control during the one year period ending on the date of the Change of Control or (ii) the average of the Fair Market Value per share as defined in the 1996 Officer Option Plan over the last ten trading days preceding the date of exercise of the LSAR.
(2) Includes options granted as part of the LISB Acquisition, in substitution of options to acquire shares of common stock of LIB, to former employees and directors of LIB and LISB.
(3) The exercise price may be paid in whole or in part in cash, through the surrender of previously held shares of AFC Common Stock, or the surrender of options granted pursuant to the 1996 Officer Option Plan.
(4) The amounts stated assume the specified annual rates of appreciation only. Actual experience is dependent on the future performance of AFC Common Stock and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

     The following table provides certain information with respect to options exercised by the Named Executives during 1998 and the number of shares of AFC Common Stock represented by outstanding stock options held by the Named Executives as of December 31, 1998. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise price of any outstanding stock options and the closing price per share of AFC Common Stock of $45.75 as quoted on The Nasdaq Stock Market on December 31, 1998.

                       Fiscal Year End Option/SAR Values

                                                                Number of               Value of
                                                                Securities Underlying   Unexercised
                                                                Unexercised             in-the-Money
                                                                Options/SARS            Options/SARs
                                                                at Fiscal Year-         at Fiscal Year-
                                                                End (#)                 End ($)
                          Shares Acquired                       Exercisable/            Exercisable/
     Name                 on Exercise (#)    Value Realized (1) Unexercisable           Unexercisable (2)
------------------------  ---------------   -----------------   ---------------------   ------------------------
George L. Engelke, Jr.          8,000          $  369,000       398,880 / 181,220   $11,795,260 / $3,225,190
Gerard C. Keegan               11,340          $  441,120        139,750 / 20,000       289,219 / $   13,750
Monte N. Redman                20,000          $  866,125        137,726 / 67,556   $ 3,762,514 / $1,106,549
Thomas W. Drennan              40,000          $1,671,250        105,726 / 56,556   $ 2,698,514 / $1,098,987
Arnold K. Greenberg            74,612          $2,913,671         71,612 / 52,556   $ 1,730,474 / $1,096,237

----------------------
(1) Represents the fair market value per share of AFC Common Stock as quoted on The Nasdaq Stock Market on the day the option was exercised minus the exercise price per share of the option exercised times the number of shares of AFC Common Stock as to which the option was exercised.
(2) Represents the fair market value per share of AFC Common Stock at fiscal year end based upon the closing price of $45.75, as quoted on The Nasdaq Stock Market on December 31, 1998, minus the exercise price per share of the options outstanding times the number of shares of AFC Common Stock as to which the option relates. Excluded are options with an exercise price in excess of $45.75.

     Pension Plans. The Employees' Pension Plan is a non-contributory defined benefit pension plan for the benefit of eligible employees. The Excess Plan is a non-qualified plan that provides benefits that would have been provided under the Employees' Pension Plan but for the maximum annual benefit limitation in
Section 415 of the Code ($130,000 for 1998, payable in the form of a ten-year certain and continuous annuity at age 65) and the maximum annual compensation limitation in Section 401(a)(17) of the Code ($160,000 for 1998). The Supplemental Plan is a non-qualified plan under which selected participants in the Employees' Pension Plan receive the retirement benefits that would have been provided under the Employees' Pension Plan had the benefit formula in effect immediately prior to January 1, 1989 remained in effect.

     The following tables set forth the estimated annual benefits payable under the defined benefit pension plans described above upon retirement at age 65 in calendar year 1998, expressed in the form of a ten-year certain and continuous annuity, for the highest five-year average annual base wage (referred to in the table as remuneration) and years of service classifications specified.


Pension and Excess Plans
                                        Creditable Years of Service at Age 65 (1)
                     ------------------------------------------------------------------------

Remuneration (2)          15              20              25             30           35 (3)
------------------     --------        --------        --------       --------       --------
   $125,000            $ 27,200        $ 36,300        $ 45,300       $ 54,400       $ 54,400
    150,000              33,200          44,300          55,300         66,400         66,400
    175,000              39,200          52,300          65,300         78,400         78,400
    200,000              45,200          60,300          75,300         90,400         90,400
    225,000              51,200          68,300          85,300        102,400        102,400
    250,000              57,200          76,300          95,300        114,400        114,400
    300,000              69,200          92,300         115,300        138,400        138,400
    400,000              93,200         124,300         155,300        186,400        186,400
    450,000             105,200         140,300         175,300        210,400        210,400
    500,000             117,200         156,300         195,300        234,400        234,400
    750,000             177,200         236,300         295,300        354,400        354,400
  1,000,000             237,200         316,300         395,300        474,400        474,400


Pension, Excess and Supplemental Plans

                                        Creditable Years of Service at Age 65 (1)
                     ------------------------------------------------------------------------
Remuneration (2)          15              20              25             30          35 (3)
------------------     --------        --------        --------       --------       --------
    $125,000            $ 32,100      $ 42,800        $ 53,500        $ 64,200       $ 64,200
     150,000              49,600        52,800          66,000          79,200         79,200
     175,000              47,100        62,800          78,500          94,200         94,200
     200,000              54,600        72,800          91,000         109,200        109,200
     225,000              62,100        82,800         103,500         124,200        124,200
     250,000              69,600        92,800         116,000         139,200        139,200
     300,000              84,600       112,800         141,000         169,200        169,200
     400,000             114,600       152,800         191,000         229,200        229,200
     450,000             129,600       172,800         216,000         259,200        259,200
     500,000             144,600       192,800         241,000         289,200        289,200
     750,000             219,600       292,800         366,000         439,200        439,200
   1,000,000             294,600       392,800         491,000         589,200        589,200


---------------------
(1) The benefits listed in the retirement benefits table are not subject to any Social Security or other offset amounts.
(2) Remuneration under the Employees' Pension Plan, the Excess Plan and the Supplemental Plan is calculated based upon the amount shown in the column of the "Summary Compensation Table" entitled "Salary" and does not include amounts shown in the column entitled "Bonus." The Employees' Pension Plan is a qualified plan and is subject to the compensation limit, described above, contained in Section 401(a)(17) of the Code for calculating the participant's benefit.
(3)  Benefits do not accrue for service in excess of 30 years.

     The Named Executives, as of December 31, 1998, had the following years of credited service (i.e., benefit service): George L. Engelke, Jr., 27 years 6 months; Gerard C. Keegan, 27 years 9 months; Monte N. Redman, 21 years 7 months; Thomas W. Drennan, 12 years 6 months; and Arnold K. Greenberg, 23 years 7 months.

                 INFORMATION REGARDING AFC'S STOCK OPTION PLANS

     AFC is presenting for shareholder approval the 1999 Officer Option Plan and the 1999 Director Option Plan. AFC expects to grant stock options under these plans each year to selected officers and employees and to outside directors. The value of these grants will depend on future increases in the trading price of AFC Common Stock. They will link the compensation paid to directors, officers and employees to the value delivered to shareholders through share price appreciation. The table below presents information about both the options that are currently outstanding under either existing stock option plans or the terms of AFC's merger agreements in the Fidelity Acquisition, The Greater

Acquisition and the LISB Acquisition and options available for future grant under existing plans.

                                                        Stock Options Outstanding as      Stock Options Available for
                                                             of the Record Date                   Future Grant
                                                    ------------------------------------  ----------------------------

                                                                                No. of Shares
                                        No. of Shares of                           of
                                          AFC Common        Percent of Class    AFC Common         Percent of Class
                                            Stock                (1)              Stock                 (1)
                                        ----------------    ----------------    ------------      ------------------
     Incentive Option Plan                    1,156,965         2.09               1,248 (2)          0.00 (4)
     1993 Director Option Plan                  311,924         0.56                      0           0.00
     1996 Officer Option Plan                   859,500         1.56              60,000 (2)          0.11
     1996 Director Option Plan                   90,000         0.16              24,000 (3)          0.04
     Fidelity Acquisition                       103,778         0.19                      0           0.00
     The Greater Acquisition                    245,750         0.44                      0           0.00
     LISB Acquisition                         1,319,234         2.39                      0           0.00
     Total                                    4,087,151         7.40                 85,248           0.15


--------------------
(1) Percent of Class is calculated by dividing the number of shares as to which stock options are outstanding or available for future grant , respectively, by the number of shares of AFC Common Stock outstanding as of the Record Date.
(2) Upon approval of the 1999 Officer Option Plan by the shareholders, the shares of AFC Common Stock indicated will no longer be available for future grant.
(3) Upon approval of the 1999 Director Option Plan by the shareholders, the shares of AFC Common Stock indicated will no longer be available for future grant.
(4)  Percent of Class is less than .01%.

                                 PROPOSAL NO. 2
  APPROVAL OF THE 1999 STOCK OPTION PLAN FOR OFFICERS AND EMPLOYEES OF ASTORIA
                             FINANCIAL CORPORATION

Why We Are Asking For Shareholder Approval

     AFC is asking the shareholders to approve the 1999 Officer Option Plan that will let AFC grant options to purchase 2,500,000 shares of AFC Common Stock.

     Applicable law does not require that AFC have shareholder approval before granting stock options to its officers and employees. However, if AFC grants stock options under this plan without shareholder approval, it could jeopardize AFC's eligibility to list AFC Common Stock for trading on The Nasdaq Stock Market. Under the Code, AFC cannot deduct fiscal year taxable compensation in excess of $ 1,000,000 that it pays to either its Chief Executive Officer or any of its other Named Executives, unless such compensation meets the law's definition of "qualified performance-based compensation." Stock options that AFC grants must be authorized by shareholders to be considered qualified performance-based compensation. AFC is seeking approval to grant additional stock options so that it can preserve its shareholders' access to The Nasdaq Stock Market for purchases and sales of AFC Common Stock and to maximize the federal tax deductions available for stock options that it grants.

     If the shareholders approve the 1999 Officer Option Plan, the Incentive Option Plan and the 1996 Officer Option Plan will be frozen and no further option grants will be made pursuant to such plans. Shareholder approval of the 1999 Officer Option Plan will not affect options currently outstanding. If the shareholders do not approve the 1999 Officer Option Plan, AFC may continue to grant stock options that shareholders have previously authorized under the Incentive Option Plan and the 1996 Officer Option Plan. It will not implement the 1999 Officer Option Plan.

Material Provisions of the Plan

     Exhibit A to this proxy statement contains the full text of the plan. Exhibit A is incorporated by reference into the following plan summary. The summary is qualified in its entirety by this reference.

     Nature of the Plan. Under this plan, AFC may grant officers and employees options to purchase shares of AFC Common Stock. An option is a right to purchase a share of AFC Common Stock during a specified period of time for a specified purchase price.

     Maximum Shares Available. If the shareholders approve the proposed plan, AFC will have authority under the plan to grant options to purchase 2,500,000 shares of AFC Common Stock. The fair market value of such shares is $117,500,000, based on the closing price of AFC Common Stock of $47.00 as quoted on The Nasdaq Stock Market as of the Record Date. This is the amount option holders would pay to AFC to exercise such options, if all were granted on the Record Date at an exercise price equal to the fair market value of the shares on such date.

     Administration of the Plan. A committee of outside directors administers this plan. Its members are the members of the Compensation Committee of the Board who are "disinterested directors" under the federal tax and securities laws. In general, disinterested directors are directors who (1) are not, and never were, officers or employees of AFC or the Association; (2) do not receive material compensation from AFC and the Association except for service as a director; and (3) are ineligible for discretionary stock option grants under this plan. The administrative committee must have at least three members and has broad discretionary powers.

     Eligibility. Eligibility is open to all officers and employees of AFC and the Association, a total of 2,430 people. The administrative committee selects the individuals who receive stock option grants. In practice, the administrative committee in the past has granted stock options under previous plans to only a select group of officers of AFC and the Association. In 1998, this group included 50 people.

     Terms and Conditions of Stock Option Grants. The administrative committee sets the terms and conditions of the stock options that it grants. In setting terms and conditions, it must observe the following restrictions:

     [_] It may not grant a stock option with a purchase price that is less than the fair market value of a share of AFC Common Stock on the date it grants the stock option.

     [_] It may not grant a stock option with a term that is longer than 10 years.

     [_] It may not grant a stock option with a term that extends beyond termination of employment for cause, more than one year beyond termination of employment due to retirement, death or disability, or more than three months beyond termination of employment for other reasons.

     [_] It may not grant stock options that would commit AFC to issue more than the maximum number of shares authorized for the plan.

     The administrative committee may grant incentive stock options that qualify for special federal income tax treatment or non-qualified stock options that do not qualify for special federal income tax treatment

     Maximum Option Grants to An Individual. The administrative committee has complete flexibility in setting the size of stock option grants and may grant to a single individual options to purchase all of the shares authorized under the plan.

     Change of Control Provisions. The administrative committee may grant options that may not be exercised until the option recipient satisfies a future condition, such as continued employment for a specified period. If there is a change of control of AFC or the Association, if our shareholders approve a transaction that would result in a change of control, or if there is a tender offer or proxy contest that would result in a change of control if it succeeds, these conditions will be waived. A waiver of this kind would make all stock options outstanding under this plan immediately exercisable. Holders of outstanding stock options may also have the right to surrender their outstanding stock options for a cash payment following a change of control. AFC may cancel its obligations to make these cash payments if (1) it has agreed to a change of control transaction that must be accounted for as a pooling of interests, (2) its accountants tell it that making the payments will prevent the use of pooling of interests accounting and (3) it substitutes for the cash payment stock options or other property of equivalent value.

     Anti-dilution Adjustments. If AFC declares a stock dividend or stock split, reclassifies its common stock, or enters into a merger or consolidation or other transaction that affects the holders of AFC Common Stock, it will make certain automatic adjustments under this plan without asking for your approval. It will adjust the number or type of shares authorized for the plan, the number or type of shares subject to outstanding option grants and the maximum number of shares that may be optioned to any single individual. Any adjustment so made will be designed to neither enlarge nor diminish its authority to grant stock options and the relative rights of option holders. The administrative committee determines these adjustments.

     Amendment and Termination. This plan, if approved by the shareholders, will be in effect for a ten-year period that begins on the date the shareholders approve the plan. The Board may suspend or terminate the plan before then. It may also amend this plan at any time and in any respect. Any amendment that would change the class of eligible employees, increase the number of stock options that may be granted to any person or in total, or reduce the minimum option price must first be approved by AFC's shareholders.

     Federal Tax Consequences for Option Recipients. Incentive stock options will not create federal income tax consequences when they are granted. If they are exercised during employment or within three months after termination of employment, the exercise will not create federal income tax although such an exercise is a preference item for alternative minimum tax purposes. When the shares acquired on exercise of an incentive stock option are sold, the seller must pay federal income taxes on the amount by which the sales price exceeds the purchase price. This amount will be taxed at capital gains rates if the sale occurs at least two years after the option was granted and at least one year after the option was exercised. Otherwise, it is taxed as ordinary income. Incentive stock options that are exercised more than three months after termination of employment due to retirement are treated as non-qualified stock options.

     Non-qualified stock options will not create federal income tax consequences when they are granted. When they are exercised, federal income taxes must be paid on the amount by which the fair market value of the shares acquired by exercising the option exceeds the exercise price. When an option holder sells shares acquired by exercising non-qualified stock option, he must pay federal income taxes on the amount by which the sales price exceeds the purchase price plus the amount included in ordinary income at option exercise. This amount will be taxed at capital gains rates, which will vary depending upon the time that has elapsed since the exercise of the option. A cash payment under the plan's change of control provisions is taxed as if it were the exercise of a non-qualified stock option followed immediately by a resale of the stock acquired by exercising the option.

     Federal Tax Consequences for AFC. AFC will recognize compensation expense for accounting purposes when stock options are exercised. The measurement of this expense will depend on whether treasury shares or newly issued shares are used to complete the option exercise. When a non-qualified stock option is exercised, AFC may be allowed a federal income tax deduction for the same amount that the option holder includes in his or her ordinary income. This amount may be the same as the related compensation expense or it may be different. When an incentive stock option is exercised, there is no tax deduction unless the shares acquired are resold sooner than two years after the option was granted or one year after the option was exercised. A cash payment under the plan's change of control provisions is deductible as if it were the exercise of a non-qualified stock option.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL
                                                         -----------------

OF THE 1999 STOCK OPTION PLAN FOR OFFICERS AND EMPLOYEES OF ASTORIA FINANCIAL CORPORATION.

                                 PROPOSAL NO. 3
    APPROVAL OF THE 1999 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS OF ASTORIA
                             FINANCIAL CORPORATION

Why We Are Asking For Shareholder Approval

     AFC is asking shareholders to approve the 1999 Director Option Plan that will let AFC grant options to purchase 175,000 shares of AFC Common Stock.

     Applicable law does not require that AFC have shareholder approval before granting stock options to its outside directors. However, if AFC grants stock options under this plan without shareholder approval, it could jeopardize AFC's eligibility to list AFC Common Stock for trading on The Nasdaq Stock Market. AFC is seeking approval to grant stock options so that it can preserve its shareholders' access to The Nasdaq Stock Market for purchases and sales of AFC Common Stock.

     If the shareholders approve the 1999 Director Option Plan, the 1996 Director Option Plan will be frozen and no further option grants will be made pursuant to such plan. Shareholder approval of the 1999 Director Option Plan will not affect options currently outstanding. If the shareholders do not approve the 1999 Director Option Plan, AFC will continue to grant stock options that shareholders have previously authorized under the 1996 Director Option Plan. It will not implement the 1999 Director Option Plan.

Material Provisions of the Plan

     Exhibit B to this proxy statement contains the full text of the plan. Exhibit B is incorporated by reference into the following plan summary. The summary is qualified in its entirety by this reference.

     Nature of the Plan. Under this plan, AFC grants non-qualified stock options to outside directors.

     Terms and Conditions of Stock Option Grants. Pursuant to the plan, on January 15th of each year, AFC will grant an option to purchase 2,000 shares of AFC Common Stock to each outside director. In addition, a newly elected outside director will receive an option to purchase 4,000 shares on the 15th day of the month after his initial election. The options are exercisable at any time during the ten-year period beginning on the date of grant. However, if AFC removes an outside director for cause, it cancels any unexercised options immediately upon such removal. The exercise price will equal the closing bid quotation for a share of AFC Common Stock on The Nasdaq Stock Market on the date of the option grant. The grants are automatic as long as AFC has authority to grant a sufficient number of options.

     Maximum Shares Available. If the shareholders approve the proposed plan, AFC will have authority under the plan to grant options to purchase 175,000 shares. The fair market value of such shares is $8,225,000, based on the closing price of AFC Common Stock as quoted on The Nasdaq Stock Market as of the Record Date. This is the amount option holders would pay to AFC to exercise such options, if all were granted on the Record Date at an exercise price equal to the fair market value of the shares on such date.

     Administration of the Plan. The committee that administers the 1999 Officer Option Plan also administers this plan. However, it has less discretion in administering this plan.

     Change of Control Provisions. Holders of outstanding stock options under this plan may have the right to surrender their outstanding stock options for a cash payment following a change of control of AFC or the Association. AFC may cancel its obligations to make these cash payments if (1) it has agreed to a change of control transaction that must be accounted for as a pooling of interests, (2) its accountants tell it that making the payments will prevent the use of pooling of interests accounting and (3) it substitutes for the cash payment stock options or other property of equivalent value.

     Anti-dilution Adjustments. If AFC declares a stock dividend or stock split, reclassifies AFC Common Stock, or enters into a merger or consolidation or other transaction that affects the holders of AFC Common Stock, it will make certain automatic adjustments under this plan without asking for your approval. It will adjust the number or type of shares authorized for the plan, the number or type of shares subject to outstanding option grants and the maximum number shares that may be optioned to any single individual. Any adjustments made will be designed to neither enlarge nor diminish AFC's authority to grant stock options and the relative rights of option holders. The administrative committee determines these adjustments.

     Amendment and Termination. This plan, if approved by the shareholders, will be in effect for a ten-year period that begins on the date the shareholders approve the plan. The Board may suspend or terminate the plan before the end of its term. It may also amend this plan at any time and in any respect. Any amendment that would change the class of eligible directors, increase the number of stock options that may be granted to any person or in total, or reduce the minimum option price must first be approved by AFC's shareholders.

     Federal Tax Consequences for Option Recipients. Granting non-qualified stock options does not create federal income tax consequences. When they are exercised, federal income taxes must be paid on the amount by which the fair market value of the shares acquired by exercising the option exceeds the exercise price. When an option holder sells shares acquired by exercising a non-qualified stock option, he must pay federal capital gains taxes on the amount by which the sales price exceeds the basis. The basis equals the purchase price plus the amount included in ordinary income at option exercise. A cash payment under the plan's change of control provisions is taxed as if it were the exercise of a non-qualified stock option followed immediately by a resale of the stock acquired by exercising the option.

     Federal Tax Consequences for AFC. When an option holder exercises a non-qualified stock option, AFC may claim a federal income tax deduction for the same amount that the option holder includes in his or her ordinary income. A cash payment under the plan's change of control provisions is deductible as if it were the exercise of a non-qualified stock option.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF
                                                         -----------------
THE 1999 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS OF ASTORIA FINANCIAL
CORPORATION.

                                 PROPOSAL NO. 4
APPROVAL OF THE ASTORIA FINANCIAL CORPORATION EXECUTIVE OFFICER ANNUAL INCENTIVE
                                      PLAN

Why We Are Asking For Shareholder Approval

     AFC is asking shareholders to approve the Executive Incentive Plan to help AFC and the Association maximize the tax deductibility of bonuses that we pay to our executive officers.

     AFC and the Association tie a portion of their executive officers' cash compensation to the achievement of performance goals. We have done this using a bonus plan under which executive officers earn bonuses that vary based on performance relative to pre-set goals. Under the Code, AFC cannot deduct fiscal year taxable compensation in excess of $1,000,000 that it pays to either its Chief Executive Officer or any of the other Named Executives, unless such compensation meets the law's definition of "qualified performance-based compensation." Bonuses cannot be qualified performance-based compensation unless AFC pays them under a written plan that its shareholders approve. AFC and the Association are replacing an existing bonus plan for its executive officers with the Executive Incentive Plan so that the bonuses may be tax deductible as qualified performance-based compensation.

     If the shareholders do not approve this plan, AFC and the Association will not pay annual bonuses under the plan.

Material Provisions of the Plan

     Exhibit C to this proxy statement contains the full text of the plan. Exhibit C is incorporated by reference into the following plan summary. The summary is qualified in its entirety by this reference.

     Nature of the Plan. Under this plan, AFC and the Association will pay annual cash bonuses. The amount of bonuses will vary based on the level of attainment of pre-established performance goals. Bonuses may be zero if minimum performance goals are not attained.

     Administration of the Plan. A committee of outside directors administers this plan. Its members are the members of the Compensation Committee of the Board who are "disinterested directors" under the federal tax laws. In general, disinterested directors are directors who (1) are not, and never were, officers or employees of AFC or the Association and (2) do not receive material compensation from AFC except for service as a director. The administrative committee must have at least two members and has broad discretionary powers.

     Eligibility. Eligibility is restricted to top-level executive employees of AFC and the Association who are responsible for establishing strategic direction and long-range plans. Currently, all Executive Vice Presidents, all Vice Chairmen and the Chief Executive Officer, a total of 8 people, are eligible. During the first 90 days of each year, the administrative committee selects the year's participants from among the eligible employees. After the first 90 days, the administrative committee may allow participation on a pro-rated basis by employees who are placed in eligible positions through hiring, promotion or transfer before August 31st of the year.

     Target Awards and Performance Goals. When the administrative committee selects a participant for a year, it sets the participant's target bonus and the performance goals which must be achieved to earn the bonus. The target bonus is a percentage of the participant's base salary. The performance goals will be target levels established with respect to any or all of the following corporate performance measures:

Basic earnings per common share,            Efficiency ratio,
Basic cash earnings per common share,       Cash efficiency ratio,
Diluted earnings per common share,          Return on average assets,
Diluted cash earnings per common share,     Cash return on average assets,
Net income,                                 Return on average stockholders'
Cash earnings,                                       equity,
Net interest income,                        Cash return on average stockholders'
Non-interest income,                                 equity,
General and administrative expense to       Return on average tangible
 average assets ratio,                          stockholders' equity,
Cash general and administrative             Cash return on average tangible
 expense to average assets ratio,               stockholders' equity.


The administrative committee will assign a weight to each performance goal. The weight for any one goal may be zero, but the aggregate weight for all goals must be 100%. The committee may also set one or more performance levels below or above the target level and assign lower or higher bonus percentages that will be paid if these levels are attained.

     Certification of Performance and Payment of Bonuses. After the end of each year, the administrative committee will determine the extent of achievement of the established performance goals and certify the results. AFC and the Association will pay the bonus amounts assigned to the performance level achieved as soon as practicable. The maximum bonus that AFC may pay under the plan to any participant for any year is $2,000,000.

     Committee Discretion to Adjust Bonus Amounts and Performance Measures. After setting the year's target bonuses and performance goals, the administrative committee may change them only in limited instances. It may exercise discretion to reduce, but not increase, the bonus payable to any participant. If there is a change in generally accepted accounting principles, a stock split, stock dividend, reclassification, merger, spin-off, infrequently occurring or extraordinary item or other corporate event, it may adjust the performance goals in a manner designed to neither enlarge nor diminish a participant's bonus opportunity.

     Retirement, Death, Disability and Change of Control. Generally, a participant will not receive a bonus for a year unless he or she is an employee on the last day of the year. In cases of retirement, death or disability, the administrative committee may authorize a pro-rated payment. The administrative committee may also authorize pro-rated payments following a change of control, based on the attainment of adjusted performance goals through the date of the change of control. Such payments may not be considered qualified performance-based compensation for tax deduction purposes.

     Amendment and Termination. If approved, this plan will be in effect for a five-year period ending December 31, 2003. The Board may suspend it or terminate it before then. It may also amend this plan at any time and in any respect. Any amendment that would change the list of performance measures, the class of eligible employees or the maximum annual bonus amount must first be approved by shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF
                                                         -----------------
THE ASTORIA FINANCIAL CORPORATION EXECUTIVE OFFICER ANNUAL INCENTIVE PLAN.

New Plan Benefits

     The benefits or amounts that will be received by or paid to participants, any Named Executive, the executive officers as a group or non-executive officers as a group pursuant to the 1999 Officer Option Plan and the Executive Incentive Plan, or that would have been paid in 1998 if these plans had been in effect, are not currently determinable. The following table provides information with respect to options which it is known, subject to shareholder approval of the plan, will be granted pursuant to the 1999 Director Option Plan:

                               New Plan Benefits

 1999 Stock Option Plan for Outside Directors of Astoria Financial Corporation
 -----------------------------------------------------------------------------

     Name and Position (1)                           Dollar Value ($)  Number of Units (2)
     ---------------------                          ---------------   ------------------
Robert J. Conway, Director and Nominee                    N/A                      4,000
Peter C. Haeffner, Jr. , Director and Nominee             N/A                      2,000
Ralph F. Palleschi, Director and Nominee                  N/A                      2,000
Leo J. Waters, Director and Nominee                       N/A                      4,000
All current directors, who are not executive
 officers (including Board Nominees), as a group          N/A                     32,000

---------------------
(1) Named Executives, executive officers, and employees are not eligible to participate in the 1999 Director Option Plan.
(2) The figures shown in the above table reflect the number of shares of AFC Common Stock underlying options that would have been granted to outside directors in fiscal year 1998, if the plan had been in effect as of January 1, 1998 and are the same as the grants actually made under the 1996 Director Option Plan.

                                 PROPOSAL NO. 5
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     AFC's independent auditors for the fiscal year ended December 31, 1998 were KPMG LLP. The Board has reappointed KPMG LLP as independent auditors for AFC and the Association for the year ending December 31, 1999, subject to ratification of such appointment by the holders of the voting stock of AFC. Representatives of KPMG LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION
                                                         ---------------------
OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF AFC.

Additional Information

     Cost of Proxy Solicitation

     The cost of solicitation of proxies by AFC, which is expected to be less than $75,000, will be borne by AFC. Kissel-Blake, a division of Shareholder Communications Corporation ("K-B") has been retained to assist in the solicitation of proxies under a contract providing for payment of a fee of $6,500 plus reimbursement for its expenses. In addition to solicitations by mail, K-B, or a number of officers and employees of AFC and the Association, may solicit proxies in person, by mail or by telephone, but none of these persons will receive any compensation for their solicitation activities in addition to their regular compensation. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries for forwarding solicitation material to the beneficial owners of AFC Common Stock held of record by such fiduciaries, and AFC will reimburse them for their reasonable expenses in accordance with the rules of the SEC and The Nasdaq Stock Market.

     Shareholder Proposals

     To be considered for inclusion in AFC's proxy statement and form of proxy relating to the annual meeting of shareholders to be held in 2000, a shareholder proposal must be received by the Secretary of AFC at the address set forth on the first page of this Proxy Statement not later than December 13, 1999. Any such proposal will be subject to 17 C.F.R. (S)240.14a-8 promulgated by the SEC under the Exchange Act.

     Notice of Business to be Conducted at an Annual Meeting

     The Bylaws of AFC provide an advance notice procedure for a shareholder to properly bring business before an annual meeting or to nominate any person for election to the Board. The shareholder must give written advance notice to the Secretary of AFC not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder, to be timely, must be received not later than the close of business on the tenth day following the date on which AFC's notice to shareholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by shareholders must include the shareholder's name and address, as they appear on AFC's record of shareholders, the class and number of shares of AFC's capital stock that are beneficially owned by such shareholder, a brief description of the proposed business or the names of the person(s) the shareholder proposes to nominate, and, as to business which the shareholder seeks to bring before an annual meeting, the reason for conducting such business at the annual meeting and any material interest of such shareholder in the proposed business. In the case of nominations for election to the Board, certain information regarding the nominee must also be provided. Such nominations and related information would be reviewed by the Nominating Committee of the Board as described in "Committees and Meetings of the Board" above. Nothing in this paragraph shall be deemed to require AFC to include in its proxy statement and proxy relating to an annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received or any shareholder nomination.

     Other Matters Which May Properly Come Before the Meeting

     The Board knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, the dates by which shareholder proposals and notices of business to be conducted at an Annual Meeting having been previously disclosed, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters as directed by the Board.

     Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are present at the Annual Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Annual Meeting.

     An additional copy of AFC's annual report on Form 10-K (without exhibits) for the year ended December 31, 1998, as filed with the SEC, will be furnished without charge to any shareholder upon written request to Astoria Financial Corporation, Investor Relations Department, One Astoria Federal Plaza, Lake Success, New York 11042-1085.

                                         By order of the Board of Directors,


                                         /s/ William K. Sheerin


                                         William K. Sheerin
                                         Executive Vice President and Secretary

Lake Success, New York
April 9, 1999

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                   Exhibit A

               1999 Stock Option Plan for Officers and Employees
               -------------------------------------------------
                                      of
                                      --
                         Astoria Financial Corporation
                         -----------------------------

                                   Article I
                                   ---------
                                    Purpose
                                    -------

           Section  1.1  General Purpose of the Plan.
                         ---------------------------

          The purpose of the Plan is to promote the growth and profitability of Astoria Financial Corporation, to provide certain key officers and employees of Astoria Financial Corporation and affiliates with an incentive to achieve corporate objectives, to attract and retain key individuals of outstanding competence and to provide such individuals with an equity interest in Astoria Financial Corporation.

                                  Article II
                                  ----------
                                  Definitions
                                  -----------

          The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

           Section 2.1   Association means Astoria Federal Savings and Loan
                         -----------
Association, a federally chartered savings institution, and any successor thereto.

           Section 2.2   Board means the board of directors of Astoria Financial
                         -----
Corporation.

           Section 2.3   Change in Control of the Company means any of the
                         --------------------------------
following events:

          (a) approval by the stockholders of Astoria Financial Corporation of a transaction that would result in the reorganization, merger or consolidation of Astoria Financial Corporation with one or more other persons, other than a transaction following which:

               (i) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in Astoria Financial Corporation; and

               (ii) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of Astoria Financial Corporation;

          (b) the acquisition of all or substantially all of the assets of Astoria Financial Corporation or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the outstanding securities of Astoria Financial Corporation entitled to vote generally in the election of directors by any person or by any persons acting in concert, or approval by the stockholders of Astoria Financial Corporation of any transaction which would result in such an acquisition;

          (c) a complete liquidation or dissolution of Astoria Financial Corporation, or approval by the stockholders of Astoria Financial Corporation of a plan for such liquidation or dissolution;

          (d) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board of Directors of Astoria Financial Corporation do not belong to any of the following groups:

               (i) individuals who were members of the Board of Directors of Astoria Financial Corporation on the date of this Agreement; or

               (ii) individuals who first became members of the Board of Directors of Astoria Financial Corporation after the date of this Agreement either:

                    (A) upon election to serve as a member of the Board of
               Directors of Astoria Financial Corporation by affirmative vote of three-quarters of the members of such Board, or of a nominating committee thereof, in office at the time of such first election; or

                    (B) upon election by the stockholders of Astoria Financial
               Corporation to serve as a member of the Board of Astoria Financial Corporation, but only if nominated for election by affirmative vote of three-quarters of the members of the Board of Directors of Astoria Financial Corporation, or of a nominating committee thereof, in office at the time of such first nomination;

          provided, however, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board of Astoria Financial Corporation; or

          (e) any event which would be described in section 2.3(a), (b), (c) or
     (d) if the term "Association" were substituted for the term "Company" therein.

In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of Astoria Financial Corporation, the Association, or a subsidiary of either of them, by Astoria Financial Corporation, the Association, or a subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this section 2.3, the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

          Section 2.4    Code means the Internal Revenue Code of 1986 (including
                         ----
the corresponding provisions of any succeeding law).

          Section 2.5    Committee means the Committee described in section 3.1.
                         ---------

          Section 2.6    Company means Astoria Financial Corporation, a
                         -------
corporation organized and existing under the laws of the State of Delaware, and any successor thereto, the Association and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution.

          Section 2.7    Disability means a condition of total incapacity,
                         ----------
mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

          Section 2.8    Disinterested Board Member means a member of the Board
                         --------------------------
who (a) is not a current employee of the Company, (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company, either directly or indirectly, in any capacity other than as a director and (e) is not currently and for a period of at least one year has not been eligible for discretionary awards under any stock compensation plan of the Company. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code and Rule 16b-3 promulgated under the Exchange Act.

          Section 2.9    Effective Date means the date on which the Plan is
                         --------------
approved by the holders of a majority of the Shares represented in person or by proxy at a meeting duly called and held.

          Section 2.10   Eligible Individual means any individual whom the
                         -------------------
Committee may determine to be a key officer or employee of the Company and select to receive a grant of an Option pursuant to the Plan.

          Section 2.11   Exchange Act means the Securities Exchange Act of 1934.
                         ------------

          Section 2.12   Exercise Price means the price per Share at which
                         --------------
Shares subject to an Option may be purchased upon exercise of the Option, determined in accordance with section 4.4.

           Section 2.13  Fair Market Value means, with respect to a Share on a
                         -----------------
specified date:

          (a) the final quoted sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading; or

          (b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

          (c) if sections 2.13(a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

          Section 2.14   Incentive Stock Option means a right to purchase Shares
                         ----------------------
that is granted pursuant to section 4.1, that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of section 422A of the Code.

           Section 2.15  Limited Stock Appreciation Right means a right granted
                         --------------------------------
pursuant to section 4.9.

          Section 2.16   Non-Qualified Stock Option means a right to purchase
                         --------------------------
Shares that is granted pursuant to section 4.1, that is designated by the Committee to be a Non-Qualified Stock Option and that is not intended to satisfy the requirements of section 422A of the Code.

           Section 2.17  Option means either an Incentive Stock Option or a Non-
                         ------
Qualified Stock Option.

           Section 2.18  Option Period means the period during which an Option
                         -------------
may be exercised, de  termined in accordance with section 4.5.

           Section 2.19  Person means an individual, a corporation, a bank, a
                         ------
savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

          Section 2.20   Plan means the 1999 Stock Option Plan for Officers and
                         ----
Employees of Astoria Financial Corporation, as amended from time to time.

          Section 2.21   Qualified Domestic Relations Order means a Domestic
                         ----------------------------------
Relations Order that: (a) clearly specifies (i) the name and last known mailing address of the Option holder and of each person given rights under such Domestic Relations Order, (ii) the amount or percentages of the Option holder's benefits under this Plan to be paid to each person covered by such Domestic Relations Order, (iii) the number of payments or the period to which such Domestic Relations Order applies, and (iv) the name of this Plan; and (b) does not require the payment of a benefit in a form or amount that is (i) not otherwise provided for under the Plan, or (ii) inconsistent with a previous Qualified Domestic Relations Order. For the purposes of this Plan, a "Domestic Relations Order" means a judgment, decree or order (including the approval of a property settlement) that is made pursuant to a state domestic relations or community property law and relates to the provision of child support, alimony payments, or marital property rights to a spouse, child or other dependent of an Option holder.

          Section 2.22   Retirement means retirement at the normal or early
                         ----------
retirement date as set forth in any tax-qualified retirement/pension plan of the Association.

          Section 2.23   Share means a share of Common Stock, par value $.01 per
                         -----
share, of Astoria Financial Corporation.

          Section 2.24   Termination for Cause means the termination upon an
                         ---------------------
intentional failure to perform stated duties, breach of a fiduciary duty involving personal dishonesty, which results in material loss to the Company or one of its affiliates or willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final case-and-desist order which results in material loss to the Company or one of its affiliates.

          Section 2.25   Threatened Change in Control means (a) the circulation
                         ----------------------------
of a proxy statement by any Person other than management of Astoria Financial Corporation seeking stockholder approval of a transaction that would result in a Change in Control of the Company or (b) the commencement of a tender offer (within the meaning of section 14 of the Exchange Act) which, if consummated, would result in a Change in Control of the Company.

                                  Article III
                                  -----------
                                Administration
                                --------------

           Section 3.1   Committee.
                         ---------

          The Plan shall be administered by a Committee consisting of the members of the Compensation Committee of Astoria Financial Corporation who are Disinterested Board Members. If fewer than three members of the Compensation Committee are Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members.

           Section 3.2   Committee Action.
                         ----------------

          The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

           Section 3.3   Committee Responsibilities.
                         --------------------------

          Subject to the terms and conditions of the Plan and such limitations as may be imposed from time to time by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

          (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Options, if any, to be granted, and the terms and conditions thereof;

          (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

          (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

                                  Article IV
                                  ----------
                                 Stock Options
                                 -------------

           Section 4.1   In General.
                         ----------

          Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Individual an Option to purchase Shares. Any such Option shall be evidenced by a written agreement which shall:

          (a) designate the Option as either an Incentive Stock Option or a Non-Qualified Stock Option;

          (b) specify the number of Shares covered by the Option;

          (c) specify the Exercise Price, determined in accordance with section 4.4, for the Shares subject to the Option;

          (d) specify the Option Period determined in accordance with section
     4.5;

          (e) set forth specifically or incorporate by reference the applicable provisions of the Plan; and

          (f) contain such other terms and conditions not inconsistent with the Plan as the Com mittee may, in its discretion, prescribe with respect to an Option granted to an Eligible Individual.

           Section 4.2   Available Shares.
                         ----------------
          Subject to section 5.3, the maximum aggregate number of Shares with respect to which Options may be granted at any time shall be equal to the excess of:

          (a)  2,500,000 Shares; over

          (b)  the sum of:

               (i) the number of Shares with respect to which previously granted Options may then or may in the future be exercised; plus

               (ii) the number of Shares with respect to which previously granted Options have been exercised.

For purposes of this section 4.2, an Option shall not be considered as having been exercised to the extent that such Op tion terminates by reason other than the purchase of the related Shares.

           Section 4.3   Size of Option.
                         --------------

          Subject to section 4.2 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Individual may be granted Options shall be determined by the Committee, in its discretion. The maximum number of Shares that may be granted to any one individual under this Plan shall be the entire number of Shares then available under the Plan.

           Section 4.4   Exercise Price.
                         --------------

          The price per Share at which an Option granted to an Eligible Individual may be exercised shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than
(a) the Fair Market Value of a Share on the date on which the Option is granted and (b) in the case of an Option intended to be an Incentive Stock Option that is granted to an Eligible Individual who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, shall not be less than 110% of the Fair Market Value of a Share.

           Section 4.5   Option Period.
                         -------------

          The Option Period during which an Option granted to an Eligible Individual may be exercised shall commence on the date specified by the Committee in the Option agreement and shall expire on the earliest of:

          (a) the date specified by the Committee in the Option agreement;

          (b) the last day of the three-month period commencing on the date of the Eligible Individual's termination of employment with the Company, other than on account of death or Disability, Retirement or a Termination for Cause;

          (c) the last day of the one-year period commencing on the date of the Eligible Individual's termination of employment due to death, Disability or Retirement;

          (d) as of the time and on the date the Eligible Individual ceases to be an employee of the Company due to a Termination for Cause;

          (e) the last day of the ten-year period commencing on the date on which the Option was granted; and

          (f) for an Option intended to be an Incentive Stock Option that is granted to an Eligible Individual who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, the last day of the five-year period commencing on the date on which the Option was granted;

provided, however, that in the event of a Threatened Change in Control or a Change in Control of the Company while there is outstanding any Option whose Option Period has not commenced, such Option Period shall automatically commence on the earliest date on which the Threatened Change in Control or Change in Control of the Company is deemed to have occurred.

           Section 4.6   Method of Exercise.
                         ------------------

          (a) Subject to the limitations of the Plan and the Option agreement, an Option holder may, at any time during the Option Period, exercise his right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased shall be 100, or, if less, the total number of Shares relating to the Option which remain unpurchased. An Option holder shall exercise an Option to purchase Shares by:

          (i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Option;

          (ii) delivering to the Committee full payment, consistent with section 4.6(b), for the Shares as to which the Option is to be exercised; and

          (iii) satisfying such other conditions as may be prescribed in the Option agreement.

          (b) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, if and to the extent permitted by the Committee, by one or more of the following: (i) in the form of Shares already owned beneficially for a period of more than six months by the Option Holder having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; (ii) after a period of six months from the date of grant of any such Option, by requesting the Company to cancel without payment Options outstanding to such Person for that number of Shares whose aggregate Fair Market Value on the date of exercise, when reduced by their aggregate Exercise Price, equals the aggregate Exercise Price of the Options being exercised; or (iii) by a combination thereof. Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

          (c) When the requirements of section 4.6(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 5.3.

           Section 4.7   Limitations on Options.
                         ----------------------
          (a) An Option by its terms shall not be transferable by the Option holder other than by will or the laws of descent and distribution, or pursuant to the terms of a Qualified Domestic Relations Order, and shall be exercisable, during the life of the Option holder, only by the Option holder or an alternate payee designated pursuant to such a Qualified Domestic Relations Order; provided, however, that an Eligible Individual may, at any time at or after the grant of a Non-Qualified Stock Option under the Plan, apply to the Committee for approval to transfer all or any portion of such Non-Qualified Stock Option which is then unexercised to such Eligible Individual's spouse, and the lineal ascendents and lineal descendants of such Eligible Individual or his spouse, or any one or more of them, or to an entity wholly owned by (including but not limited to a trust the exclusive beneficiaries of which are) one or more of them or wholly owned jointly by one or more of them and the Eligible Individual. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have with respect to such Non-Qualified Stock Option, all of the rights, privileges and obligations which would attach thereunder to the transferor. If a privilege of the Option depends on the life, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend upon the life, employment or other status of the transferor. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

          (b) The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

           Section 4.8   Additional Restrictions on Incentive Stock Options.
                         --------------------------------------------------
          In addition to the limitations of section 4.7, an Option designated by the Committee to be an Incentive Stock Option shall be subject to the following limitations:

          (a) If, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where (i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which first become available for purchase during such cal endar year, and (ii) equals the Fair Market Value (determined as of the date of grant) of Shares subject to any other options intended to be Incentive Stock Options and previously granted to the same Eligible Individual which first become exercisable in such calendar year, then that portion of the Shares granted pursuant to such options which cause the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares granted pursuant to a Non-Qualified Stock Option or Non-Qualified Stock Options, with the same terms as the Option or Options intended to be an Incentive Stock Option;

          (b) Except with the prior written approval of the Committee, no individual shall dispose of Shares acquired pursuant to the exercise of an Incentive Stock Option until after the later of (i) the second anniversary of the date on which the Incentive Stock Option was granted, or (ii) the first anniversary of the date on which the Shares were acquired.

           Section 4.9   Change in Control Cash Out.
                         --------------------------
          (a) Each Option granted under this Plan shall be accompanied by a Limited Stock Appreciation Right that is exercisable at the times and upon the terms and conditions set forth herein. Each Limited Stock Appreciation Right granted hereunder shall be exercisable for a period commencing on the date on which a Change in Control of the Company occurs and ending six (6) months after such date or, if later in the case of any Person, thirty (30) days after the earliest date on which such Person may exercise the Limited Stock Appreciation Right without subjecting himself to liability under section 16 of the Securities Exchange Act of 1934, as amended. A Person in possession of a Limited Stock Appreciation Right granted hereunder may exercise such Limited Stock Appreciation Right by:

          (i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Limited Stock Appreciation Right; and

          (ii) agreeing in such written notice to the cancellation of Options then outstanding to him for a number of Shares equal to the number of Shares for which the Limited Stock Appreciation Right is being exercised.

Except as provided in section 4.9(c), within ten (10) days after the giving of such a notice, the Committee shall cause the Company to deliver to such Person a monetary payment in an amount per Share equal to the amount by which the Change in Control Consideration exceeds the Exercise Price per Share of each of the Options being canceled.

          (b) For purposes of section 4.9(a), the term Change in Control Consideration shall mean the greater of (i) the highest price per Share paid by any Person who initiated or sought to effect the Change in Control for a Share during the period of one (1) year ending on the date of the relevant Change in Control of the Company; and (ii) the average Fair Market Value of a Share over the last ten (10) trading days preceding the date of exercise of the Limited Stock Appreciation Right.

          (c) Notwithstanding anything herein contained to the contrary, the Limited Stock Appreciation Rights granted hereunder shall be canceled immediately prior to the effective time of a Change in Control of the Company resulting from a transaction between the Company and another party pursuant to a written agreement whereby the consummation of the transaction is conditioned upon the availability of "pooling of interests" accounting treatment (within the meaning of A.P.B. No. 16 or any successor thereto); provided, however, that the cancellation of such Limited Stock Appreciation Rights shall be subject to the following conditions:

          (i) the existence of the Limited Stock Appreciation Rights would (in the opinion of the firm of independent certified public accountants regularly engaged to audit the Company's financial statements) render the transaction ineligible for pooling of interests accounting treatment;

          (ii) the cancellation of the Limited Stock Appreciation Rights would (in the opinion of the firm of independent certified public accountants regularly engaged to audit the Company's financial statements) render the transaction eligible for pooling of interests accounting treatment;

          (iii)  the transaction is, in fact, consummated; and

          (iv) the written agreement providing for the transaction provides for each Person to whom a Limited Stock Appreciation Right has been granted to receive, upon the effective date of such transaction, property with a fair market value at least equal to the monetary payment that would be made upon exercise of the Limited Stock Appreciation Right.

                                   Article V
                                   ---------
                           Amendment and Termination
                           -------------------------

           Section 5.1   Termination.
                         -----------

          The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Options theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding under the terms of the Option agreements granting such Options.

           Section 5.2   Amendment.
                         ---------
          The Board may amend or revise the Plan in whole or in part at any time; provided, however, that if the amendment or revision:

          (a) materially increases the benefits accruing under the Plan;

          (b) materially increases the number of Shares which may be issued under the Plan; or

          (c) materially modifies the requirements as to eligibility for Options under the Plan;

such amendment or revision shall be subject to approval by the shareholders of the Company.

           Section 5.3   Adjustments in the Event of a Business Reorganization.
                         -----------------------------------------------------

          (a) In the event of any merger, consolidation, or other business reorganization in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each Person who is then a holder of record of Shares, the number of Shares covered by each outstanding Option and the number of Shares available pursuant to section 4.2 shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a Person who, immediately prior to such event, was the holder of record of one Share, and the Exercise Price of the Options shall be adjusted by dividing the Exercise Price by such number of Shares; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjustment.

          (b) In the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity:

          (i) any Options granted under the Plan which remain outstanding may be canceled as of the effective date of such merger, consolidation, business reorganization, liquidation or sale by the Board upon 30 days' written notice to each Option holder in advance of the effective date of such event; and

          (ii) any Option which is not canceled pursuant to section 5.3(b)(i) shall be adjusted in such manner as the Committee shall deem appropriate to account for such merger, consolidation or other business reorganization.

                                  Article VI
                                  ----------
                                 Miscellaneous
                                 -------------

          Section 6.1   Status as an Employee Benefit Plan.
                        ----------------------------------
          This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

          Section 6.2   No Right to Continued Employment.
                        --------------------------------
          Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Individual any right to a continuation of employment by the Company. The Company reserves the right to dismiss any Eligible Individual or otherwise deal with any Eligible Individual to the same extent as though the Plan had not been adopted.

          Section 6.3   Construction of Language.
                        ------------------------
          Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

          Section 6.4   Governing Law.
                        -------------
          The Plan shall be construed, administered and enforced according to the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law.

          Section 6.5   Headings.
                        --------
          The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

          Section 6.6   Non-Alienation of Benefits.
                        --------------------------
          The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts, except as required pursuant to a Qualified Domestic Relations Order or as otherwise permitted pursuant to section 4.7(a).

          Section 6.7   Taxes.
                        -----
          The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option under the Plan any taxes required by law to be withheld with respect to such Option. Where any Person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require such Person to pay the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount re quired to be withheld.

          Section 6.8   Approval of Shareholders.
                        ------------------------
          The Plan and all Options and Limited Stock Appreciation Rights granted hereunder shall be conditioned on the approval of the Plan by the shareholders of Astoria Financial Corporation. No Option or Limited Stock Appreciation Rights granted under the Plan shall be effective, nor shall any such Option or Limited Stock Appreciation Rights be exercised or any Shares issued or purchased, prior to such approval.

          Section 6.9   Notices.
                        -------
          Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

          (a)  If to the Committee:

               Astoria Financial Corporation
               One Astoria Federal Plaza
               Lake Success, New York  11042-1085
               Attention:  Corporate Secretary
                           -------------------

          (b) If to an Option holder, to the Option holder's address as shown in the Company's personnel records.

                                   Exhibit B

                 1999 Stock Option Plan for Outside Directors
                 --------------------------------------------
                                      of
                                      --
                         Astoria Financial Corporation
                         -----------------------------

                                   Article I
                                   ---------
                                    Purpose
                                    -------

          Section 1.1   General Purpose of the Plan.
                        ---------------------------
          The purpose of the Plan is to promote the growth and profitability of Astoria Financial Corporation, to provide Eligible Directors of Astoria Financial Corporation and affiliates with an incentive to achieve corporate objectives, to attract and retain key directors of outstanding competence and to provide such Eligible Directors with an equity interest in Astoria Financial Corporation.

                                  Article II
                                  ----------
                                  Definitions
                                  -----------

          The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

           Section 2.1    Association means Astoria Federal Savings and Loan
                          -----------
Association, a federally chartered savings institution, and any successor thereto.

           Section 2.2   Board means the board of directors of Astoria Financial
                         -----
Corporation.

           Section 2.3   Change in Control of the Company means any of the
                         --------------------------------
following events:

          (a) approval by the stockholders of Astoria Financial Corporation of a transaction that would result in the reorganization, merger or consolidation of Astoria Financial Corporation with one or more other persons, other than a transaction following which:

               (i) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in Astoria Financial Corporation; and

               (ii) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of Astoria Financial Corporation;

          (b) the acquisition of all or substantially all of the assets of Astoria Financial Corporation or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the outstanding securities of Astoria Financial Corporation entitled to vote generally in the election of directors by any person or by any persons acting in concert, or approval by the stockholders of Astoria Financial Corporation of any transaction which would result in such an acquisition;

          (c) a complete liquidation or dissolution of Astoria Financial Corporation, or approval by the stockholders of Astoria Financial Corporation of a plan for such liquidation or dissolution;

          (d) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board of Directors of Astoria Financial Corporation do not belong to any of the following groups:

               (i) individuals who were members of the Board of Directors of Astoria Financial Corporation on the date of this Agreement; or

               (ii) individuals who first became members of the Board of Directors of Astoria Financial Corporation after the date of this Agreement either:

                    (A) upon election to serve as a member of the Board of
               Directors of Astoria Financial Corporation by affirmative vote of three-quarters of the members of such Board, or of a nominating committee thereof, in office at the time of such first election; or

                    (B) upon election by the stockholders of Astoria Financial
               Corporation to serve as a member of the Board of Directors of Astoria Financial Corporation, but only if nominated for election by affirmative vote of three-quarters of the members of the Board of Directors of Astoria Financial Corporation, or of a nominating committee thereof, in office at the time of such first nomination;

          provided, however, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board of Directors of Astoria Financial Corporation; or

          (e) any event which would be described in section 2.3(a), (b), (c) or
     (d) if the term "Association" were substituted for the term "Astoria Financial Corporation" therein.

In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of Astoria Financial Corporation, the Association, or a subsidiary of either of them, by Astoria Financial Corporation, the Association, or a subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this section 2.4, the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

          Section 2.4    Code means the Internal Revenue Code of 1986 (including
                         ----
the corresponding provisions of any succeeding law).

          Section 2.5    Committee means the Committee described in section 3.1.
                         ---------

          Section 2.6    Company means Astoria Financial Corporation, a
                         -------
corporation organized and existing under the laws of the State of Delaware, and any successor thereto, the Association and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution.

          Section 2.7    Disability means a condition of total incapacity,
                         ----------
mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

          Section 2.8    Effective Date means the date on which the Plan is
                         --------------
approved by the holders of a majority of the Shares represented in person or by proxy at a meeting duly called and held.

          Section 2.9    Eligible Director means a member of the Board who is
                         -----------------
not also an employee or an officer of the Company.

          Section 2.10   Exchange Act means the Securities Exchange Act of 1934.
                         ------------

          Section 2.11   Exercise Price means the price per Share at which
                         --------------
Shares subject to an Option may be purchased upon exercise of the Option, determined in accordance with section 4.3.

          Section 2.12   Fair Market Value means, with respect to a Share on a
                         -----------------
specified date:

          (a) the final quoted sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading; or

          (b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

          (c) if sections 2.12(a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

           Section 2.13  Limited Stock Appreciation Right means a right granted
                         --------------------------------
pursuant to section 4.7.

           Section 2.14  Option means a right to purchase Shares that is granted
                         ------
pursuant to section 4.1.

           Section 2.15  Option Period means the period during which an Option
                         -------------
may be exercised, de termined in accordance with section 4.4.

           Section 2.16  Person means an individual, a corporation, a bank, a
                         ------
savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

           Section 2.17  Plan means the 1999 Stock Option Plan for Outside
                         ----
Directors of Astoria Financial Corporation, as amended from time to time.

          Section 2.18   Qualified Domestic Relations Order means a Domestic
                         ----------------------------------
Relations Order that: (a) clearly specifies (i) the name and last known mailing address of the Option holder and of each person given rights under such Domestic Relations Order, (ii) the amount or percentages of the Option holder's benefits under this Plan to be paid to each person covered by such Domestic Relations Order, (iii) the number of payments or the period to which such Domestic Relations Order applies, and (iv) the name of this Plan; and (b) does not require the payment of a benefit in a form or amount that is (i) not otherwise provided for under the Plan, or (ii) inconsistent with a previous Qualified Domestic Relations Order. For the purposes of this Plan, a "Domestic Relations Order" means a judgment, decree or order (including the approval of a property settlement) that is made pursuant to a state domestic relations or community property law and relates to the provision of child support, alimony payments, or marital property rights to a spouse, child or other dependent of an Option holder.

           Section 2.19  Share means a share of Common Stock, par value $.01 per
                         -----
share of Astoria Financial Corporation.

                                  Article III
                                  -----------
                                Administration
                                --------------

          Section 3.1   Committee.
                         ---------
          The Plan shall be administered by a Committee which shall be the Compensation Committee of Astoria Financial Corporation.

          Section 3.2   Committee Action.
                        ----------------
          The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

          Section 3.3   Committee Responsibilities.
                        --------------------------
          Subject to the terms and conditions of the Plan and such limitations as may be imposed from time to time by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

          (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Options to be granted, and the terms and conditions thereof;

          (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

          (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

                                  Article IV
                                  ----------
                                 Option Grants
                                 -------------

          Section 4.1   Available Shares.
                        ----------------
          Subject to section 5.3, the maximum aggregate number of Shares with respect to which Options may be granted at any time shall be equal to the excess of:

          (a)  175,000 Shares; over

          (b)  the sum of:

               (i) the number of Shares with respect to which previously granted Options may then or may in the future be exercised; plus

               (ii) the number of Shares with respect to which previously granted Options have been exercised.

For purposes of this section 4.1, an Option shall not be considered as having been exercised to the extent that such Option terminates by reason other than the purchase of the related Shares.

           Section 4.2   Option Grants.
                         -------------
          (a) Following the Effective Date, a Person who becomes an Eligible Director subsequent to the Effective Date shall be granted, on the 15th day of the month following the month in which such individual becomes an Eligible Director (or, if such date is not a business day, the first business day
thereafter), an Option to purchase 4,000 Shares.   No Eligible Director shall be
granted more than one Option pursuant to this section 4.2(a).

          (b) Subject to sections 4.2(c) and 4.1, on January 15, 2000 and on January 15 of each calendar year during which the Plan is in effect (or, if such date is not a business day, the first business day thereafter), each Person who is an Eligible Director on such date shall be granted an Option to purchase 2,000 Shares.

          (c) Notwithstanding sections 4.2(a) and (b), in the event that, as of the first business day of any calendar month, the number of available Shares determined under section 4.1 is less than the total number of Shares with respect to which Options would be granted under sections 4.2(a) and (b) during such month, each Eligible Director scheduled to receive a grant of Options during such month shall be granted an Option for the number of whole Shares determined by multiplying (i) the number of Shares with respect to which the Eligible Director would have been granted an Option on such date by (ii) a fraction, the numerator of which is the number of Shares that are then available under section 4.1 and the denominator of which is the total number of Shares that would have to have been available under section 4.1 in order to grant all of the Options that would otherwise have been granted under sections 4.2(a) and
(b) during such month, and rounding to the nearest whole Share; provided, however, that if rounding will require more Shares to be available than provided in section 4.1, then the amount determined pursuant to this section 4.2(c) will be calculated by rounding down to the lesser whole number.

          (d) Any Option granted under this section 4.2 shall be evidenced by a written agreement which shall specify the number of Shares covered by the Option, the Exercise Price for the Shares subject to the Option, the Option Period, all as determined pursuant to this Article IV. The Option agreement shall also set forth specifically or incorporate by reference the applicable provisions of the Plan.

          Section 4.3   Exercise Price.
                        --------------
          The price per Share at which an Option granted to an Eligible Director under section 4.2 may be exercised shall be the Fair Market Value of a Share on the date on which the Option is granted.

          Section 4.4   Option Period.
                        -------------
          The Option Period during which an Option granted to an Eligible Director under section 4.2 may be exercised shall commence on the date the Option is granted and shall expire on the earlier of:

          (i) the last day of the one-year period commencing on the date the Eligible Director ceases to be a director of the Company for any reason other than removal for cause in accordance with the Company's bylaws;

          (ii)   removal for cause in accordance with the Company's bylaws; or

          (iii) the last day of the ten-year period commencing on the date on which the Option was granted.

           Section 4.5   Method of Exercise.
                         ------------------
          (a) Subject to the limitations of the Plan and the Option agreement, an Option holder may, at any time during the Option Period, exercise his right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain unpurchased. An Option holder shall exercise an Option to purchase Shares by:

          (i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Option;

          (ii)  delivering to the Committee full payment, consistent with section 4.5(b), for the Shares as to which the Option is to be exercised;
     and

          (iii) satisfying such other conditions as may be prescribed in the Option agreement.

          (b) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or by one or more of the following: (i) in the form of Shares already owned beneficially for a period of more than six months by the Option holder having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; (ii) after a period of six months from the date of grant of any such Option, by requesting the Company to cancel without payment Options outstanding to such Person for that number of Shares whose aggregate Fair Market Value on the date of exercise, when reduced by their aggregate Exercise Price, equals the aggregate Exercise Price of the Options being exercised; or (iii) by a combination thereof. Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

          (c) When the requirements of section 4.5(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 5.3.

           Section 4.6   Limitations on Options.
                         ----------------------
          (a) An Option by its terms shall not be transferable by the Option holder other than by will or the laws of descent and distribution, or pursuant to the terms of a Qualified Domestic Relations Order, and shall be exercisable, during the life of the Option holder, only by the Option holder or an alternate payee designated pursuant to such a Qualified Domestic Relations Order; provided, however, that an Eligible Director may, at any time at or after the grant of an Option under the Plan, apply to the Committee for approval to transfer all or any portion of such Option which is then unexercised to such Eligible Director's spouse, and the lineal ascendents and lineal descendants of such Eligible Director or his spouse, or any one or more of them, or to an entity wholly owned by (including but not limited to a trust the exclusive beneficiaries of which are) one or more of them or wholly owned jointly by one or more of them and the Eligible Director. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have with respect to such Option, all of the rights, privileges and obligations which would attach thereunder to the transferor. If a privilege of the Option depends on the life, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend upon the life, employment or other status of the transferor. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

          (b) The Company's obligation to deliver Shares with respect to an Option shall, if the Company so requests, be conditioned upon the receipt of a representation as to the investment intention of the Person to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Company shall determine to be necessary or advisable.

           Section 4.7   Change in Control Cash Out.
                         --------------------------
          (a) Each Option granted under this Plan shall be accompanied by a Limited Stock Appreciation Right that is exercisable at the times and upon the terms and conditions set forth herein. Each Limited Stock Appreciation Right granted hereunder shall be exercisable for a period commencing on the date on which a Change in Control of the Company occurs and ending six (6) months after such date or, if later in the case of any Person, thirty (30) days after the earliest date on which such Person may exercise the Limited Stock Appreciation Right without subjecting himself to liability under section 16 of the Securities Exchange Act of 1934, as amended. A Person in possession of a Limited Stock Appreciation Right granted hereunder may exercise such Limited Stock Appreciation Right by:

          (i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Limited Stock Appreciation Right; and

          (ii) agreeing in such written notice to the cancellation of Options then outstanding to him for a number of Shares equal to the number of Shares for which the Limited Stock Appreciation Right is being exercised.

Except as provided in section 4.7(c), within ten (10) days after the giving of such a notice, the Committee shall cause the Company to deliver to such Person a monetary payment in an amount per Share equal to the amount by which the Change in Control Consideration exceeds the Exercise Price per Share of each of the Options being canceled.

          (b) For purposes of section 4.7(a), the term Change in Control Consideration shall mean the greater of (i) the highest price per Share paid by any Person who initiated or sought to effect the Change in Control for a Share during the period of one (1) year ending on the date of the relevant Change in Control of the Company; and (ii) the average Fair Market Value of a Share over the last ten (10) trading days preceding the date of exercise of the Limited Stock Appreciation Right.

          (c) Notwithstanding anything herein contained to the contrary, the Limited Stock Appreciation Rights granted hereunder shall be canceled immediately prior to the effective time of a Change in Control of the Company resulting from a transaction between the Company and another party pursuant to a written agreement whereby the consummation of the transaction is conditioned upon the availability of "pooling of interests" accounting treatment (within the meaning of A.P.B. No. 16 or any successor thereto); provided, however, that the cancellation of such Limited Stock Appreciation Rights shall be subject to the following conditions:

          (i) the existence of the Limited Stock Appreciation Rights would (in the opinion of the firm of independent certified public accountants regularly engaged to audit the Company's financial statements) render the transaction ineligible for pooling of interests accounting treatment;

          (ii) the cancellation of the Limited Stock Appreciation Rights would (in the opinion of the firm of independent certified public accountants regularly engaged to audit the Company's financial statements) render the transaction eligible for pooling of interests accounting treatment;

          (iii) the transaction is, in fact, consummated; and

          (iv) the written agreement providing for the transaction provides for each Person to whom a Limited Stock Appreciation Right has been granted to receive, upon the effective date of such transaction, property other than cash with a fair market value at least equal to the monetary payment that would be made upon exercise of the Limited Stock Appreciation Right.

                                   Article V
                                   ---------
                           Amendment and Termination
                           -------------------------

          Section 5.1   Termination.
                        -----------
          The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Options theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding under the terms of the Option agreements evidencing such Options.

          Section 5.2   Amendment.
                        ---------
          The Board may amend or revise the Plan in whole or in part at any time; provided, however, that if the amendment or revision:

          (a) materially increases the benefits accruing under the Plan;

          (b) materially increases the number of Shares which may be issued under the Plan; or

          (c) materially modifies the requirements as to eligibility for Options under the Plan;

such amendment or revision shall be subject to approval by the shareholders of the Company.

          Section 5.3   Adjustments in the Event of a Business Reorganization.
                        -----------------------------------------------------
          (a) In the event of any merger, consolidation, or other business reorganization in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each Person who is then a holder of record of Shares, the number of Shares covered by each outstanding Option and the number of Shares available pursuant to section 4.1 shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a Person who, immediately prior to such event, was the holder of record of one Share, and the Exercise Price of the Options shall be adjusted by dividing the Exercise Price by such number of Shares; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjustment.

          (b) In the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity:

               (i) any Options granted under the Plan which remain outstanding may be canceled as of the effective date of such merger, consolidation, business reorganization, liquidation or sale by the Board upon 30 days' written notice to each Option holder in ad vance of the effective date of such event; and

               (ii) any Option which is not canceled pursuant to section 5.3(b)(i) shall be adjusted in such manner as the Committee shall deem appropriate to account for such merger, consolidation or other business reorganization.

                                  Article VI
                                  ----------
                                 Miscellaneous
                                 -------------

          Section 6.1   Status as an Employee Benefit Plan.
                        ----------------------------------
          This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program for self-employed individuals that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

          Section 6.2   No Right to Continued Employment.
                        --------------------------------
          Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Director any right to a continuation of his position as a director of the Company. The Company reserves the right to remove any Eligible Director or otherwise deal with any Eligible Director to the same extent as though the Plan had not been adopted.

          Section 6.3   Construction of Language.
                        ------------------------
          Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

          Section 6.4   Governing Law.
                        -------------
          The Plan shall be construed, administered and enforced according to the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law.

          Section 6.5   Headings.
                        --------
          The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

          Section 6.6   Non-Alienation of Benefits.
                        --------------------------
          The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts, except as required by a Qualified Domestic Relations Order or as otherwise permitted pursuant to section 4.6(a).

          Section 6.7   Taxes.
                        -----
          The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option under the Plan any taxes required by law to be withheld with respect to such Option. Where any Person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require such Person to pay the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

          Section 6.8   Approval of Shareholders.
                        ------------------------
          The Plan and all Options and Limited Stock Appreciation Rights granted hereunder shall be conditioned on the approval of the Plan by the shareholders of Astoria Financial Corporation. No Option or Limited Stock Appreciation Right granted under the Plan shall be effective, nor shall any such Option or Limited Stock Appreciation Right be exercised or any Shares issued or purchased, prior to such approval.

          Section 6.9   Notices.
                        -------
          Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

          (a)  If to the Compensation Committee:

               Astoria Financial Corporation
               One Astoria Federal Plaza
               Lake Success, New York  11042-1085
               Attention:  Corporate Secretary
                           -------------------

          (b) If to an Option holder, to the Option holder's address as shown in the Company's records.

                                   Exhibit C

                         ASTORIA FINANCIAL CORPORATION
                    EXECUTIVE OFFICER ANNUAL INCENTIVE PLAN


ARTICLE I -   PLAN OBJECTIVES.

     Section 1.1. The purpose of the Plan is to achieve the following objectives: (i) to promote the achievement of Astoria Financial Corporation's and the Astoria Federal Savings and Loan Association's performance objectives;
(ii) to link executive compensation to specific corporate performance objectives; (iii) to provide a competitive reward structure for executive management; and (iv) to encourage involvement and communication regarding Astoria Financial Corporation's and the Astoria Federal Savings and Loan Association's strategic plans and objectives.


ARTICLE II -  PLAN DURATION.

     Section 2.1 The Plan shall be effective for five consecutive Plan Years beginning on the Effective Date and ending on December 31, 2003.


ARTICLE III - DEFINITIONS.

     Section 3.1 When used in the Plan, the words and phrases below have the following meanings:

          (a) "AFC" means Astoria Financial Corporation, a Delaware corporation, and any successor thereto.

          (b) "AFC and the Association" means AFC, together with any other organization that is required to be considered, along with AFC, a single entity for purposes of consolidated financial reporting under GAAP.

          (c) "Association" means Astoria Federal Savings and Loan Association, a federally chartered savings association, and any successor thereto.

          (d)  "Board" means the Board of Directors of AFC.

          (e)  "Change of Control" means any of the following events:

                        (I) approval by the stockholders of AFC of a transaction
                that would result in the reorganization, merger or consolidation of AFC with one or more other persons, other than a transaction following which:

                            (A) at least 51% of the equity ownership interests
                        of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange
                        Act) at least 51% of the outstanding equity ownership interests in AFC; and

                            (B) at least 51% of the securities entitled to vote
                        generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of AFC;

                        (II) the acquisition of all or substantially all of the assets of AFC or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the outstanding securities of AFC entitled to vote generally in the election of directors by any person or by any persons acting in concert, or approval by the stockholders of AFC of any transaction which would result in such an acquisition;

                        (III) a complete liquidation or dissolution of AFC, or approval by the stockholders of AFC of a plan for such liquidation or dissolution;

                        (IV) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board of Directors of AFC do not belong to any of the following groups:

                             (A) individuals who were members of the Board of
                Directors of AFC on the Effective Date of this Plan; or

                             (B) individuals who first became members of the
                Board of Directors of AFC after the Effective Date of this Plan either:

                                (i) upon election to serve as a member of the
                        Board of Directors of AFC by affirmative vote of three-quarters of the members of such Board, or of a nominating committee thereof, in office at the time of such first election; or

                                (ii) upon election by the stockholders of AFC to
                        serve as a member of the Board of AFC, but only if nominated for election by affirmative vote of three-quarters of the members of the Board of Directors of AFC, or of a nominating committee thereof, in office at the time of such first nomination;

                        provided, however, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board; or

                        (V) any event which would be described in Section 3.1(e)
                (I), (II), (III) or (IV) if the term "Association" were substituted for the term "AFC" therein.

     In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of AFC, Association, or a subsidiary of either of them, by AFC, Association, or a subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this Section 3.1(e), the term "person" shall have the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

          (f) "Code" means the Internal Revenue Code of 1986, including the corresponding provisions of any succeeding law..

          (g) "Corporate Performance Objectives" means for any Plan Year those objective performance objectives selected and established by the Committee in accordance with the requirements of Article VI of the Plan.

          (h) "Committee" means those members of the Compensation Committee of AFC, appointed by and consisting of two or more members of the Board, each of whom is an outside director as defined in Code
               Section 162(m).

          (i) "Disabled" means suffering from a mental or physical condition of total incapacity which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent and precludes further performance of duty with AFC and the Association.

          (j) "Discharge for Cause" means the termination upon the finding of the Committee of an intentional failure to perform stated duties, breach of a fiduciary duty involving personal dishonesty, which results in material loss to AFC, Association or one of their affiliates or willful violation of any law, rule or regulation, other than traffic violations or similar offenses, or final cease-and-desist order which results in material loss to AFC, Association or one of their affiliates.

          (k)  "Effective Date" means January 1, 1999.

          (l) "Employee" means any individual employed by AFC and the Association as an employee, but does not mean an individual who renders service solely as a director or independent contractor.

          (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including the corresponding provisions of any succeeding law.

          (n) "GAAP" means generally accepted accounting principles, as amended from time to time and applied in preparing the financial statements of AFC and the Association.

          (o) "Participant" means an Employee who is selected by the Committee as eligible to participate in the Plan for a Plan Year.

          (p) "Plan" means the Astoria Financial Corporation Executive Officer Annual Incentive Plan.

          (q) "Plan Year" means the calendar year beginning January l and ending December 31.

          (r) "Retires" means terminates employment at a time when the Employee is eligible to receive a benefit based upon his retirement or early retirement as set forth in any tax-qualified retirement or pension plan of AFC or Association.

          (s) "Section 162(m) Employee" means, for any Taxable Year, an Employee who, on the last day of such Taxable Year is the Chief Executive Officer of AFC or is performing the functions of a chief executive officer for AFC or is an executive whose aggregate salary and bonus for such Taxable Year places him among the four most highly compensated executive officers other than the Chief Executive Officer. The determination of the Section 162(m) Employees for any Taxable Year shall be made by applying standards in effect under the Exchange Act for identifying the five executive officers required to be named in AFC's Summary Compensation in its proxy statement relating to such Taxable Year.

          (t) "Taxable Year" means the taxable year of AFC for federal income tax purposes.


ARTICLE IV - ELIGIBILITY AND PARTICIPATION.

     Section 4.1 The Committee shall annually select the individual Employees, if any, eligible for participation in the Plan.

     Section 4.2 Eligibility normally shall be limited to top executive-level Employees of AFC and the Association whose functional responsibility includes the establishment of strategic direction and long-range plans for AFC and the Association, including, but not limited to, the Chief Executive Officer, Vice Chairmen and Executive Vice Presidents.

     Section 4.3 An Employee who holds or assumes an eligible position shall not be a Participant for any Plan Year unless selected by the Committee to participate in the Plan for the Plan Year. An Employee who is hired, transferred or promoted into an eligible position during a Plan Year and selected to participate in the Plan for that Plan Year shall receive a prorated award for that Plan Year. In no event shall a person who is a Section 162(m) Employee be added to the Plan for any Plan Year after the close of the eighth month of the Plan Year.

     Section 4.4 In general, a Participant must be employed by AFC and the Association on the last day of the Plan Year to receive an award. A Participant who Retires, dies or becomes Disabled during a Plan Year shall receive a prorated award for that Plan Year. In these circumstances, the amount of any prorated award shall be calculated and paid after the end of the Plan Year on the basis of the level of attainment of the established performance goals for the entire Plan Year. A Participant who terminates employment with AFC and the Association on or after the effective date of a Change of Control shall be eligible for a prorated award, provided that his termination was not a Discharge for Cause. In these circumstances, the amount of any prorated award shall be calculated and paid at or as soon as practicable following termination of employment on the basis of the level of attainment of the established performance goals for the portion of the Plan Year preceding the Change of Control, annualized to project full-year performance. The Committee shall have the authority to determine whether a Participant who otherwise ceases employment prior to the end of a Plan Year is eligible to receive a prorated award for that Plan Year, provided that, following the occurrence of a Change of Control, the Committee may not exercise its authority to deny a prorated award to any Participant whose termination of employment is not a Discharge for Cause..

     Section 4.5 Prorated awards shall be calculated by dividing the applicable annual award by twelve and multiplying the result by the number of months of service, rounded to the next highest whole month, of the Participant during the Plan Year.


ARTICLE V - AWARD OPPORTUNITY.

     Section 5.1 The Committee shall provide an award opportunity to Participants who assist AFC and the Association in achieving certain of its Corporate Performance Objectives for a Plan Year. The award opportunity for each Plan Year shall be a percentage of each Participant's base salary earned during the Plan Year. Differences in the amount of impact Participants may have on AFC and the Association's success shall be recognized by varying award opportunities for Participants. The amount of a Participant's award, if any, shall be based on the degree to which AFC and the Association achieve their Corporate Performance Objectives.

     Section 5.2 The Committee recognizes that the level of control and influence a Participant has to impact the Corporate Performance Objectives is influenced by the Participant's level of responsibility. As such, the Committee shall establish annually, as provided below, a matrix which shall establish for each Participant the award opportunity for such Participant if AFC and the Association achieve their target Corporate Performance Objectives. The matrix may also include enhanced or reduced award opportunity levels for such Participant if AFC and the Association achieve at a level above or below the target Corporate Performance Objectives.


ARTICLE VI - ESTABLISHMENT OF CORPORATE PERFORMANCE OBJECTIVES.

     Section 6.1 As soon as practicable, but in any event within the first 90 days of each Plan Year, the Committee shall establish specific Corporate Performance Objectives for AFC and the Association, including target levels and, if deemed appropriate by the Committee, one or more enhanced or reduced award opportunity levels associated with each Corporate Performance Objective. If the Committee adds a Participant to the Plan for a Plan Year after initially establishing the award opportunities and Corporate Performance Objectives for the Plan Year, it shall establish the award opportunities and Corporate Performance Objectives applicable to the new Participant within 30 days after adding the Participant to the Plan. The Corporate Performance Objectives for a Plan Year shall be based on one or more of the following criteria:

          (a) Basic earnings per common share,
          (b) Basic cash earnings per common share,
          (c) Diluted earnings per common share,
          (d) Diluted cash earnings per common share,
          (e) Net income,
          (f) Cash earnings,
          (g) Net interest income,
          (h) Non-interest income,
          (i) General and administrative expense to average assets ratio,
          (j) Cash general and administrative expense to average assets ratio,
          (k) Efficiency ratio,
          (l) Cash efficiency ratio,
          (m) Return on average assets,
          (n) Cash return on average assets,
          (o) Return on average stockholders' equity,
          (p) Cash return on average stockholders' equity,
          (q) Return on average tangible stockholders' equity,
          (r) Cash return on average tangible stockholders' equity.

The Corporate Performance Objectives may be based on the performance of AFC and the Association in the absolute or in relation to its peers.

     Section 6.2 Those Corporate Performance Objectives which have meanings ascribed to them by GAAP, shall have the meanings assigned to them under GAAP as in effect and applied to AFC and the Association on the date on which the Corporate Performance Objectives are established, without giving effect to any subsequent changes in GAAP, unless the Committee specifically provides otherwise when it establishes the Corporate Performance Objectives. Corporate Performance Objectives based upon cash earnings or cash returns shall refer to or be calculated based upon net income plus non-cash charges for goodwill amortization and amortization relating to employee stock ownership plans and restricted stock plans and related tax benefits. Corporate Performance Objectives based upon cash general and administrative expenses shall refer to general and administrative expenses, calculated in accordance with GAAP, adjusted to eliminate non-cash amortization expenses relating to employee stock ownership plans and restricted stock plans.

     Section 6.3 The Committee shall assign a percentage weight to each Corporate Performance Objective for each Plan Year. The weight assigned to any one or more Corporate Performance Objectives may be zero, but the aggregate weight assigned to all Corporate Performance Objectives shall equal 100%. The Committee may assign different weightings to Corporate Performance Objectives for each Participant or classes of Participants. The Committee shall establish a matrix which shall set forth the Corporate Performance Objectives, the target and other applicable performance levels with respect thereto, the weighting of such Corporate Performance Objectives, if any, and the corresponding award opportunity for each Participant.

     Section 6.4 Under normal business conditions, once established for a Plan Year as provided herein, Corporate Performance Objectives shall not be subject to revision or alteration. However, unusual conditions may warrant a reexamination of such criteria. Such conditions may include, but not be limited to, a Change of Control, declaration and distribution of stock dividends or stock splits, mergers, consolidation or reorganizations, acquisitions or dispositions of material business units, infrequently occurring or extraordinary gains or losses. In the event the Committee determines that, upon reexamination, alteration of the Corporate Performance Objectives is appropriate, the Committee shall reestablish the Corporate Performance Objectives to maintain as closely as possible the previously established expected level of overall performance of the Participants, taken as a whole, as is practicable. Notwithstanding the foregoing, any adjustments to the award opportunities or Corporate Performance Objectives applicable to a Section 162(m) Employee for a Plan Year shall conform to the requirements of section 162(m) of the Code and the regulations promulgated pursuant thereto.


ARTICLE VII - DETERMINATION AND PAYMENT OF AWARDS.

     Section 7.1 As promptly as practicable, but in any event within 75 days after the end of each Plan Year, the Committee shall certify the performance of AFC and the Association relative to the Corporate Performance Objectives established for Participants. Each Participant's award shall be determined by multiplying the Participant's base salary earned during the applicable Plan Year by the percentage set forth in the matrix established in Sections 6.3 and 6.4 of the Plan, as possibly adjusted down, but not up, for such subjective factors as the Committee deems appropriate, including, but not limited to, whether the Participant's overall individual performance met expectations. Awards under the Plan shall be paid in cash, subject to applicable withholding taxes, as soon as practicable following the end of the Plan Year.


ARTICLE VIII - MAXIMUM AWARD.

     Section 8.1 The maximum award that may be paid to any Participant for any Plan Year is $2,000,000.


ARTICLE IX - PLAN ADMINISTRATION.

     Section 9.1 The Committee shall direct and control the administration of the Plan, taking into consideration the recommendations of the Chief Executive Officer and members of the Board of Directors who do not serve on the Committee. The Committee shall have the right and authority to perform the following administrative tasks:

          (a)  to interpret the Plan,
          (b) to adopt, amend or rescind rules and regulations relating to the administration and interpretation of the Plan,

          (c) to make all other determinations necessary or advisable for administering the Plan,
          (d) to exercise the powers conferred on the Committee under the Plan, and
          (e) to correct any defect, supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent it deems expedient to carry the Plan into effect, the Committee being the sole and final judge of such expediency.

     Section 9.2 The Board shall have the exclusive authority to amend, modify, suspend or terminate the Plan at any time, with or without notice, except that no amendment, modification, suspension or termination may in any manner adversely affect the right of any Participant to receive any award amount which has been awarded to him or her. To qualify for the exemption from the deduction limitation of Code Section 162(m), shareholders must approve certain material amendments to the Plan, such as a change in the business criteria upon which Corporate Performance Objectives are based, the maximum amount of a Participant's award, or a change in the defined class of Employees eligible to participate in the Plan.


ARTICLE X - MISCELLANEOUS.

     Section 10.1 The Plan does not, and shall not be deemed to, constitute a contract of employment between AFC and the Association and any Participant. Nothing in the Plan confers on any Employee the right to remain in the employment of AFC and the Association or limits the right of AFC and the Association to discharge the Employee. Nothing in the Plan shall be deemed to limit the rights of any Participant which may exist pursuant to any employment agreement between AFC and/or Association and the Participant.

     Section 10.2 Nothing in this Plan shall be interpreted or construed to limit the authority of the Board to establish and compensate any Participant in the Plan in any manner outside of the scope and authority of this Plan.

     Section 10.3 Because participation in the Plan does not guarantee any award under the Plan, an Employee may not sell, transfer, assign, pledge, or otherwise encumber any anticipated award and any attempt to do so shall be void, and AFC and the Association shall not be liable in any manner for or subject to the debts, contracts, liabilities, engagements, or torts of any person who might anticipate an award under the Plan, except as stated in a Qualified Domestic Relations Order.

     Section 10.4 Notwithstanding any other provision of the Plan, the Plan is subject to, and shall become effective only upon, approval by AFC's shareholders at the meeting of shareholders on May 19, 1999 or any adjournment or postponement thereof.

     Section 10.5 This Plan is not intended to satisfy the requirements for qualification under Section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

     Section 10.6 Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or Section number shall refer to an Article or Section of this Plan unless otherwise indicated.

     Section 10.7 The Plan shall be construed, administered and enforced according to the laws of the State of New York, without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law.

     Section 10.8 The headings of Articles are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

     Section 10.9 AFC and the Association shall have the right to deduct from all amounts paid by AFC and the Association, or any member thereof, in cash under the Plan any taxes required by law to be withheld with respect to such payment.

     Section 10.10 Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

          (a)  If to the Committee:

               Astoria Financial Corporation
               One Astoria Federal Plaza
               Lake Success, New York 11042-1085
               Attention: Corporate Secretary
                          -------------------

          (b) If to a Participant, to the Participant's address as shown in AFC and the Association's personnel records.

     Section 10.11 The following provisions are included for the purposes of complying with various laws, rules and regulations applicable to AFC and the
Association:

          (a) Notwithstanding anything herein contained to the contrary, in no event will the aggregate amount of compensation payable by the Association to any person on account of his termination of employment exceed three times such person's average annual total compensation for the last five consecutive calendar years to end prior to his termination of employment with the AFC and the Association or for his entire period of employment with the AFC and the Association and their respective predecessors, if less than five calendar years.

          (b) Notwithstanding anything herein contained to the contrary, any payments pursuant to this Plan, are subject to and conditioned upon their compliance with section 18(k) of the Federal Deposit Insurance Act and any regulations promulgated thereunder.

          (c) Notwithstanding anything herein contained to the contrary, if an Participant is suspended from office and/or temporarily prohibited from participating in the conduct of the affairs of the Association pursuant to a notice served under section 8(e)(3) or 8(g)(1) of the Federal Deposit Insurance Act, the Association's obligations under this Plan shall be suspended as of the date of service of such notice, unless stayed by appropriate proceedings. If the charges in such notice are dismissed, the Association, in its discretion, may (i) pay to the Participant all or part of the compensation withheld while the Association's obligations hereunder were suspended and (ii) reinstate, in whole or in part, any of the obligations which were suspended.

          (d) Notwithstanding anything herein contained to the contrary, if the Participant is removed and/or permanently prohibited from participating in the conduct of the Association's affairs by an order issued under section g(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act, all
              prospective obligations of the Association under this Plan shall terminate as of the effective date of the order, but vested rights and obligations of the Association and the Participant shall not be affected.

          (e) Notwithstanding anything herein contained to the contrary, if the Association is in default, within the meaning of section 3(x)(1) of the Federal Deposit Insurance Act, all prospective obligations of the Association under this Plan shall terminate as of the date of default, but vested rights and obligations of the Association and the Participant shall not be affected.

          (f) Notwithstanding anything herein contained to the contrary, all prospective obligations of the Association hereunder shall be terminated, except to the extent that a continuation of this Plan is necessary for the continued operation of the Association: (i) by the Director of the Office of Thrift Supervision or his designee, at the time the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the Association under the authority contained in section 13(c) of the Federal Deposit Insurance Act; (ii) by the Director of the Office of Thrift Supervision or his designee at the time such Director or designee approves a supervisory merger to resolve problems related to the operation of the Association or when the Association is determined by such Director to be in an unsafe or unsound condition. The vested rights and obligations of the parties shall not be affected.

If and to the extent that any of the foregoing provisions shall cease to be required by applicable law, rule or regulation, the same shall become inoperative automatically as though eliminated by formal amendment of the Plan. Any of the foregoing provisions which, by their terms, apply only to the Association shall not affect the rights and obligations of AFC.

                         ASTORIA FINANCIAL CORPORATION

                                REVOCABLE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ASTORIA FINANCIAL CORPORATION FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 19,
             1999 AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

The undersigned shareholder of Astoria Financial Corporation hereby authorizes and appoints John M. Graham, Jr., William M. Thomas, Jr. or either of them proxy of the undersigned, with full power of substitution, to attend and act as proxy for the undersigned and to vote as designated below all shares of common stock of Astoria Financial Corporation which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Astoria Financial Corporation, to be held on May 19, 1999 at 9:30 a.m., Eastern time, at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, 11040, and at any adjournment or postponement thereof.

(Continued on reverse side. Please complete, sign and date on the reverse side and promptly return in the enclosed postage-paid envelope.)

--------------------------------------------------------------------------------


The Board of Directors of Astoria Financial Corporation recommends a vote "FOR"      Please mark your votes like this  [X]
all nominees in Proposal No. 1 and "FOR" Proposal Nos. 2, 3, 4 and 5.

1.  The election of nominees George      FOR  WITHHOLD     2.  The approval of the 1999 Stock Option     FOR  AGAINST  ABSTAIN
    L. Engelke, Jr., Robert J. Conway,   [_]    [_]            Plan For Officers and Employees of        [_]    [_]      [_]
    Peter C. Haeffner, Jr., Ralph F.                           Astoria Financial Corporation.
    Pallecshi and Leo J. Waters as
    directors for terms of three years                     3.  The approval of the 1999 Stock Option     [_]    [_]      [_]
    each.                                                      Plan For Outside Directors of Astoria
                                                               Financial Corporation.
    To withhold authority to vote FOR
    any particular nominee, line or                        4.  The approval of the Astoria Financial     [_]    [_]      [_]
    strike out that nominee's name and                         Corporation Executive Officer Annual
    then check the appropriate box as                          Incentive Plan.
    to the remaining nominees.
                                                           5.  The ratification of the appointment of    [_]    [_]      [_]
                                                               KPMG LLP as independent auditors of
                                                               Astoria Financial Corporation for the
                                                               fiscal year ending December 31, 1999.

                                                                                   All proposals listed above in this revocable
                                                                                   proxy were proposed by Astoria Financial
                                                                                   Corporation. Astoria Financial Corporation
                                                                                   is not currently aware of any other business
                                                                                   that may come before the Annual Meeting. The
                                                                                   persons named as proxies herein will vote the
                                                                                   shares represented hereby as directed by the
                                                                                   Board of Directors of Astoria Financial
                                                                                   Corporation upon such other business as may
                                                                                   properly come before the Annual Meeting, and
                                                                                   any adjournment or postponement thereof,
                                                                                   including, without limitation, a motion to
                                                                                   postpone or adjourn the Annual Meeting.

                                                                                   THIS PROXY IS REVOCABLE. THIS PROXY, WHEN
                                                                                   PROPERLY EXECUTED, WILL BE VOTED IN THE
                                                                                   MANNER DIRECTED HEREIN BY THE UNDERSIGNED
                                                                                   SHAREHOLDER. IF NO DIRECTION IS MADE, THIS
                                                                                   PROXY WILL BE VOTED FOR THE NOMINEES
                                                                                   LISTED IN PROPOSAL NO. 1 AND FOR PROPOSAL
                                                                                   NOS. 2, 3, 4 AND 5.

                                                                                   The undersigned hereby acknowledges receipt,
                                                                                   prior to the execution of this proxy, of a
                                                                                   Notice of Annual Meeting of Shareholders of
                                                                                   Astoria Financial Corporation, a Proxy
                                                                                   Statement dated April 9, 1999 for the Annual
                                                                                   Meeting and a 1998 Annual Report and
                                                                                   Form 10-K of Astoria Financial Corporation.


Please sign and date below and return promptly in the enclosed postage-paid envelope.
X                                                   X                                              Date:___________________, 1999
----------------------------------------            -------------------------------------------
Please sign name exactly as it appears hereon. If shares are registered in more than one name, all should sign, but if one signs, it binds the others. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.
------------------------------------------------------------------------------------------------------------------------------------

                         ASTORIA FINANCIAL CORPORATION

                        CONFIDENTIAL VOTING INSTRUCTION

SOLICITED BY THE EMPLOYEE STOCK OWNERSHIP PLAN COMMITTEE, AS PLAN ADMINISTRATOR,
 FOR THE ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION EMPLOYEE STOCK OWNERSHIP
                                     PLAN

As a named fiduciary, the undersigned participant, former participant or beneficiary of a deceased former participant in the Astoria Federal Savings and Loan Association Employee Stock Ownership Plan (the "ESOP") hereby provides the voting instructions hereinafter specified to State Street Bank & Trust Company, the trustee of the ESOP (the "Trustee"), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney or by proxy, the shares and fractional shares of common stock of Astoria Financial Corporation that are held by the Trustee, in its capacity as Trustee, as of March 23, 1999, at the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 19, 1999 at 9:30 a.m., Eastern time, at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, 11040, and at any adjournment or postponement thereof.

As to the proposals listed below which are more particularly described in the Proxy Statement dated April 9, 1999, the Trustee will vote the common stock of Astoria Financial Corporation held by the ESOP Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter dated April 9, 1999 from the ESOP Committee.

If the duly executed Confidential Voting Instruction is returned, but no instruction is given, for purposes of providing voting instructions, such shares shall be treated as described in the letter dated April 9, 1999 from the ESOP Committee.

(Continued on reverse side. Please complete, sign and date on the reverse side and promptly return in the enclosed postage-paid envelope.)
--------------------------------------------------------------------------------


The Board of Directors of Astoria Financial Corporation recommends a vote "FOR"      Please mark your votes like this [X]
all nominees in Proposal No. 1 and "FOR" Proposal Nos. 2, 3, 4 and 5. The
directions, if any, given in this Confidential Voting Instruction will be kept confidential from all directors, officers and employees of Astoria Financial
Corporation or Astoria Federal Savings and Loan Association.

1.  The election of nominees George L.   FOR  WITHHOLD      2.  The approval of the 1999 Stock Option    FOR  AGAINST  ABSTAIN
    Engelke, Jr., Robert J. Conway,      [_]    [_]             Plan For Officers and Employees of       [_]    [_]      [_]
    Peter C. Haeffner, Jr., Ralph F.                            Astoria Financial Corporation.
    Pallecshi and Leo J. Waters as
    directors for terms of three                            3.  The approval of the 1999 Stock Option    [_]    [_]      [_]
    years each.                                                 Plan For Outside Directors of Astoria
                                                                Financial Corporation.
    To withhold authority to vote FOR
    any particular nominee, line or                         4.  The approval of the Astoria Financial    [_]    [_]      [_]
    strike out that nominee's name                              Corporation Executive Officer Annual
    and then check the appropriate                              Incentive Plan.
    box as to the remaining nominees.
                                                            5.  The ratification of the appointment of   [_]    [_]      [_]
                                                                KPMG LLP as independent auditors of
                                                                Astoria Financial Corporation for the
                                                                fiscal year ending December 31, 1999.

                                                                             In its discretion, the Trustee is authorized
                                                                             to vote upon such other business as may come
                                                                             before the Annual Meeting and any adjournment
                                                                             or adjournments thereof or to cause such
                                                                             matters to be voted upon in the discretion
                                                                             of the individuals named in any proxies
                                                                             executed by the Trustee.

                                                                             All proposals listed above in this Confidential
                                                                             Voting Instruction were proposed by Astoria
                                                                             Financial Corporation.

                                                                             The undersigned hereby instructs the Trustee
                                                                             to vote in accordance with the voting instruction
                                                                             indicated above and hereby acknowledges receipt,
                                                                             prior to the execution of this Confidential
                                                                             Voting Instruction, of a Notice of Annual Meeting
                                                                             of Shareholders, a Proxy Statement dated April 9,
                                                                             1999 for the Annual Meeting and a 1998 Annual
                                                                             Report and Form 10-K of Astoria Financial
                                                                             Corporation.

Please sign and date below and return promptly in the enclosed postage-paid envelope.
X                                                                                                Date:                  , 1999
----------------------------------------------------------------------                                -----------------
Signature of participant, former participant or designated beneficiary of deceased former participant.
Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.
----------------------------------------------------------------------------------------------------------------------------------


                         ASTORIA FINANCIAL CORPORATION

                        CONFIDENTIAL VOTING INSTRUCTION

      SOLICITED BY ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION, AS PLAN
                                ADMINISTRATOR,
  FOR THE ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION INCENTIVE SAVINGS PLAN

The undersigned participant, former participant or beneficiary of a deceased former participant in the Astoria Federal Savings and Loan Association Incentive Savings Plan (the "401K Plan") as a named fiduciary hereby provides the voting instructions hereinafter specified to ChaseMellon Shareholder Services, L.L.C., as the designee of Astoria Federal Savings and Loan Association, as Plan Administrator (the "Plan Administrator"), which instructions shall be taken into account in directing the trustee of the 401K Plan (the "Trustee") to vote in person, by limited or general power of attorney or by proxy the shares and fractional shares of common stock of Astoria Financial Corporation that are held by the Trustee, in its capacity as Trustee, as of March 23, 1999, at the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 19, 1999 at 9:30 a.m., Eastern time, at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, 11040, and at any adjournment or postponement thereof.

As to the proposals listed below which are more particularly described in the Proxy Statement dated April 9, 1999, the Plan Administrator of the 401K Plan, will give voting directions to the Trustee. Such directions will reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Plan Administrator dated April 9, 1999.

If the duly executed Confidential Voting Instruction is returned, but no instruction is given, for purposes of providing voting instructions, such shares shall be treated as described in the letter from the Plan Administrator dated April 9, 1999.

(Continued on reverse side. Please complete, sign and date on the reverse side and promptly return in the enclosed postage-paid envelope.)

--------------------------------------------------------------------------------


The Board of Directors of Astoria Financial Corporation recommends a vote "FOR"     Please mark your votes like this  [X]
all nominees in Proposal No. 1 and "FOR" Proposal Nos. 2, 3, 4 and 5. The
directions, if any, given in this Confidential Voting Instruction will be kept confidential from all directors, officers and employees of Astoria Financial
Corporation or Astoria Federal Savings and Loan Association.

1.  The election of nominees George      FOR  WITHHOLD      2.  The approval of the 1999 Stock Option    FOR  AGAINST  ABSTAIN
    L. Engelke, Jr., Robert J. Conway,   [_]     [_]            Plan For Officers and Employees of       [_]    [_]      [_]
    Peter C. Haeffner, Jr., Ralph F.                            Astoria Financial Corporation.
    Pallecshi and Leo J. Waters as
    directors for terms of three years                      3.  The approval of the 1999 Stock Option    [_]    [_]      [_]
    each.                                                       Plan For Outside Directors of Astoria
                                                                Financial Corporation.
    To withhold authority to vote FOR
    any particular nominee, line or                         4.  The approval of the Astoria Financial    [_]    [_]      [_]
    strike out that nominee's name and                          Corporation Executive Officer Annual
    then check the appropriate box as                           Incentive Plan.
    to the remaining nominees.
                                                            5.  The ratification of the appointment      [_]    [_]      [_]
                                                                of KPMG LLP as independent auditors
                                                                of Astoria Financial Corporation for
                                                                the fiscal year ending December 31,
                                                                1999.

                                                                              In its discretion, the Trustee is authorized
                                                                              to vote upon such other business as may come
                                                                              before the Annual Meeting and any adjournment
                                                                              or postponement thereof or to cause such
                                                                              matters to be voted upon in the discretion
                                                                              of the individuals named in any proxies
                                                                              executed by the Trustee.

                                                                              All proposals listed above in this Confidential
                                                                              Voting Instruction were proposed by Astoria
                                                                              Financial Corporation.

                                                                              The undersigned hereby instructs the Plan
                                                                              Administrator to direct the Trustee to vote in
                                                                              accordance with the voting instruction indicated
                                                                              above and hereby acknowledges receipt, prior to
                                                                              execution of this Confidential Voting Instruction,
                                                                              of a Notice of Annual Meeting of Shareholders, a
                                                                              Proxy Statement dated April 9, 1999 for the Annual
                                                                              Meeting and a 1998 Annual Report and Form 10-K
                                                                              of Astoria Financial Corporation.

Please sign and date below and return promptly in the enclosed postage-paid envelope.
X                                                                                                 Date:                   , 1999
------------------------------------------------------------------                                     -------------------
Signature of participant, former participant or designated beneficiary of deceased former participant.
Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.
----------------------------------------------------------------------------------------------------------------------------------

                         ASTORIA FINANCIAL CORPORATION

                        CONFIDENTIAL VOTING INSTRUCTION

SOLICITED BY THE EMPLOYEE STOCK OWNERSHIP PLAN COMMITTEE, AS PLAN ADMINISTRATOR,
                  FOR THE LISB EMPLOYEE STOCK OWNERSHIP PLAN

The undersigned participant, former participant, beneficiary of a deceased former participant or alternative payee in The LISB Employee Stock Ownership Plan (the "ESOP") as a named fiduciary hereby provides the voting instructions hereinafter specified to CG Trust Company, the trustee of the ESOP (the "Trustee"), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney or by proxy, the shares and fractional shares of common stock of Astoria Financial Corporation that are held by the Trustee, in its capacity as Trustee, as of March 23, 1999, at the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 19, 1999 at 9:30 a.m., Eastern time, at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, 11040, and at any adjournment or postponement thereof.

As to the proposals listed below which are more particularly described in the Proxy Statement dated April 9, 1999, the Trustee will vote the common stock of Astoria Financial Corporation held by the ESOP Trust to reflect the voting instructions received by the Trustee from ChaseMellon Shareholder Services, LLC. in the manner described in the accompanying letter dated April 9, 1999 from the ESOP Committee.

If the duly executed Confidential Voting Instruction is returned, but no instruction is given, for purposes of providing voting instructions, such shares shall be treated as described in the letter dated April 9, 1999 from the ESOP Committee.

(Continued on reverse side. Please complete, sign and date on the reverse side and promptly return in the enclosed postage-paid envelope.)

--------------------------------------------------------------------------------



The Board of Directors of Astoria Financial Corporation recommends a vote "FOR"          Please mark your votes like this  [X]
all nominees in Proposal No. 1 and "FOR" Proposal Nos. 2, 3, 4 and 5. The
directions, if any, given in this Confidential Voting Instruction will be kept confidential from all directors, officers and employees of Astoria Financial
Corporation or Astoria Federal Savings and Loan Association.

1.  The election of nominees George      FOR  WITHHOLD      2.  The approval of the 1999 Stock Option    FOR  AGAINST  ABSTAIN
    L. Engelke, Jr., Robert J. Conway,   [_]     [_]            Plan For Officers and Employees of       [_]    [_]      [_]
    Peter C. Haeffner, Jr., Ralph F.                            Astoria Financial Corporation.
    Pallecshi and Leo J. Waters as
    directors for terms of three years                      3.  The approval of the 1999 Stock Option    [_]    [_]      [_]
    each.                                                       Plan For Outside Directors of Astoria
                                                                Financial Corporation.
    To withhold authority to vote FOR
    any particular nominee, line or                         4.  The approval of the Astoria Financial    [_]    [_]      [_]
    strike out that nominee's name and                          Corporation Executive Officer Annual
    then check the appropriate box as                           Incentive Plan.
    to the remaining nominees.
                                                            5.  The ratification of the appointment of   [_]    [_]      [_]
                                                                KPMG LLP as independent auditors of
                                                                Astoria Financial Corporation for the
                                                                fiscal year ending December 31, 1999.

                                                                               All proposals listed above in this Confidential
                                                                               Voting Instruction were proposed by Astoria
                                                                               Financial Corporation.

                                                                               The undersigned hereby instructs the Trustee to
                                                                               vote in accordance with the voting instruction
                                                                               indicated above and hereby acknowledges receipt,
                                                                               prior to the execution of this Confidential Voting
                                                                               Instruction, of a Notice of Annual Meeting of
                                                                               Shareholders, a Proxy Statement dated April 9,
                                                                               1999 for the Annual Meeting and a 1998 Annual
                                                                               Report and Form 10-K of Astoria Financial
                                                                               Corporation.

Please sign and date below and return promptly in the enclosed postage-paid envelope.
X                                                                                                  Date:                , 1999
---------------------------------------------------------------------------                             ---------------
Signature of participant, former participant, designated beneficiary of deceased former participant or alternative payee under a
Qualified Domestic Relations Order.
Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.
----------------------------------------------------------------------------------------------------------------------------------

                         ASTORIA FINANCIAL CORPORATION

                        CONFIDENTIAL VOTING INSTRUCTION

      SOLICITED BY ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION, AS PLAN
                                ADMINISTRATOR,
             FOR THE LONG ISLAND SAVINGS BANK 401(K) SAVINGS PLAN

The undersigned participant, former participant, beneficiary of a deceased former participant or alternate payee in The Long Island Savings Bank 401K Savings Plan (the "401K Plan") as a named fiduciary hereby provides the voting instructions hereinafter specified to ChaseMellon Shareholder Services, L.L.C., as the designee of Astoria Federal Savings and Loan Association, as Plan Administrator (the "Plan Administrator"), which instructions shall be taken into account by the trustee of the 401K Plan (the "Trustee") in voting in person, by limited or general power of attorney or by proxy the shares and fractional shares of common stock of Astoria Financial Corporation that are held by the Trustee, in its capacity as Trustee, as of March 23, 1999, at the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 19, 1999 at 9:30 a.m., Eastern time, at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, 11040, and at any adjournment or postponement thereof.

As to the proposals listed below which are more particularly described in the Proxy Statement dated April 9, 1999, the 401K Plan Administrator's designee will give voting directions to the Trustee. Such directions will reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Plan Administrator dated April 9, 1999.

If the duly executed Confidential Voting Instruction is returned, but no instruction is given, for purposes of providing voting instructions, such shares shall be treated as described in the letter from the Plan Administrator dated April 9, 1999.

(Continued on reverse side. Please complete, sign and date on the reverse side and promptly return in the enclosed postage-paid envelope.)
--------------------------------------------------------------------------------


The Board of Directors of Astoria Financial Corporation recommends a vote "FOR"       Please mark your votes like this  [X]
all nominees in Proposal No. 1 and "FOR" Proposal Nos. 2, 3, 4 and 5. The
directions, if any, given in this Confidential Voting Instruction will be kept confidential from all directors, officers and employees of Astoria Financial
Corporation or Astoria Federal Savings and Loan Association.

1.  The election of nominees George L.   FOR  WITHHOLD      2.  The approval of the 1999 Stock Option    FOR  AGAINST  ABSTAIN
    Engelke, Jr., Robert J. Conway,      [_]     [_]            Plan For Officers and Employees of       [_]    [_]      [_]
    Peter C. Haeffner, Jr., Ralph F.                            Astoria Financial Corporation.
    Pallecshi and Leo J. Waters as
    directors for terms of three                            3.  The approval of the 1999 Stock Option    [_]    [_]      [_]
    years each.                                                 Plan For Outside Directors of Astoria
                                                                Financial Corporation.
    To withhold authority to vote FOR
    any particular nominee, line or                         4.  The approval of the Astoria Financial    [_]    [_]      [_]
    strike out that nominee's name and                          Corporation Executive Officer Annual
    then check the appropriate box as                           Incentive Plan.
    to the remaining nominees.
                                                            5.  The ratification of the appointment      [_]    [_]      [_]
                                                                of KPMG LLP as independent auditors
                                                                of Astoria Financial Corporation for
                                                                the fiscal year ending December 31,
                                                                1999.

                                                                              All proposals listed above in this Confidential
                                                                              Voting Instruction were proposed by Astoria
                                                                              Financial Corporation.

                                                                              The undersigned hereby instructs the Plan
                                                                              Administrator to direct the Trustee to vote in
                                                                              accordance with the voting instruction
                                                                              indicated above and hereby acknowledges receipt,
                                                                              prior to execution of this Confidential Voting
                                                                              Instruction, of a Notice of Annual Meeting of
                                                                              Shareholders, a Proxy Statement dated April 9,
                                                                              1999 for the Annual Meeting and a 1998 Annual
                                                                              Report and Form 10-K of Astoria Financial
                                                                              Corporation.


Please sign and date below and return promptly in the enclosed postage-paid envelope.
X                                                                                                 Date:                 , 1999
------------------------------------------------------------------                                     -----------------
Signature of participant, former participant, designated beneficiary of deceased former participant or alternate payee under a
Qualified Domestic Relations Order.
Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.
----------------------------------------------------------------------------------------------------------------------------------

                         ASTORIA FINANCIAL CORPORATION
                        CONFIDENTIAL VOTING INSTRUCTION
                      SOLICITED BY THE COMMITTEE FOR THE
                 ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION
           RECOGNITION AND RETENTION PLAN FOR OFFICERS AND EMPLOYEES


        The undersigned participant or beneficiary of a deceased former participant in the Astoria Federal Savings and Loan Association Recognition and Retention Plan for Officers and Employees (the "Officer and Employee RRP") hereby provides the voting instructions hereinafter specified to the Trustee of the Officer and Employee RRP ("Trustee"), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney or by proxy, the shares of common stock of Astoria Financial Corporation that are held by the Trustee, in its capacity as Trustee, as of March 23, 1999 at the Annual Meeting of Shareholders of Astoria Financial Corporation, to be held on May 19, 1999 at 9:30 a.m., Eastern time at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, 11040, and at any adjournment of postponement thereof.

        As to the proposals listed below which are more particularly described in the Proxy Statement dated April 9, 1999, the Trustee will vote the common stock of Astoria Financial Corporation held by the Officer and Employee RRP Trust so as to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Committee dated April 9, 1999.

        If the duly executed Confidential Voting Instruction is returned, but no instruction is given, such shares will not be voted.

        The Board of Directors of Astoria Financial Corporation recommends a vote "FOR" all nominees in Proposal No. 1 and "FOR" Proposal Nos. 2, 3, 4 and 5. The directions, if any, given in this Confidential Voting Instruction will be kept confidential from all directors, officers and employees of either Astoria Financial Corporation or Astoria Federal Savings and Loan Association.

1.      The election of nominees George L. Engelke, Jr., Robert J. Conway, Peter
        C. Haeffner, Jr., Ralph F. Pallecshi and Leo J. Waters as directors for terms of three years each.

                     FOR                                   WITHHOLD
                    [    ]                                   [   ]

        To Withhold authority to vote FOR any particular nominee, line or strike out that nominee's name and then check the appropriate box as to the remaining nominees.

2. The approval of the 1999 Stock Option Plan For Officers and Employees of Astoria Financial Corporation.


            FOR                    AGAINST                      ABSTAIN

            [  ]                    [  ]                          [  ]

(Continued on reverse side. Please complete, sign and date on the reverse side and promptly return in the enclosed envelope.)

3. The approval of the 1999 Stock Option Plan For Outside Directors of Astoria Financial Corporation.

        FOR                AGAINST                  ABSTAIN
        [ ]                 [ ]                       [ ]

4. The approval of the Astoria Financial Corporation Executive Officer Annual Incentive Plan

        FOR                AGAINST                  ABSTAIN
        [ ]                 [ ]                       [ ]


5. The ratification of the appointment of KPMG LLP as independent auditors of Astoria Financial Corporation for the fiscal year ending December 31, 1999.

        FOR                AGAINST                  ABSTAIN
        [ ]                 [ ]                       [ ]


        In its discretion, the Trustee is authorized to vote upon such other business as may come before the Annual Meeting and any adjournment or adjournments thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustee.

        All proposals listed above in this Confidential Voting Instruction were proposed by Astoria Financial Corporation.

        The undersigned hereby instructs the Trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated April 9, 1999 for the Annual Meeting and a 1998 Annual Report and Form 10-K of Astoria Financial Corporation.


                                  -------------------------------------

                                  Date:                     , 1999
                                       ---------------------
                                  Signature of participant or designated
                                  beneficiary of deceased former participant.
                                  Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

[LOGO]                                                          [LETTERHEAD]

                                              April 9, 1999

To: All Astoria Federal Savings and Loan Association Recognition and Retention Plan for Officers and Employees ("Officer and Employee RRP") Participants

Re:  Annual Meeting of Shareholders to be held on May 19, 1999
     ---------------------------------------------------------

Dear Participants:

     In connection with the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 19, 1999, enclosed please find the following documents:

     a)  Confidential Voting Instruction form,
     b) Proxy Statement dated April 9, 1999, including a Notice of Annual Meeting of Shareholders,
     c)  1998 Annual Report and Form 10-K, and
     d) a return envelope, addressed to ChaseMellon Shareholder Services, L.L.C., c/o Alan P. Eggleston, Executive Vice President and General Counsel, Astoria Financial Corporation.

     As a participant in the Officer and Employee RRP, you have the right to direct the Officer and Employee RRP Trustee (Chase Manhattan Bank, N.A.) how to vote the shares of Astoria Financial Corporation Common Stock ("Shares") held by the Officer and Employee RRP Trust and awarded to you, but not yet earned and distributed under the Officer and Employee RRP as of March 23, 1999, the meeting record date. In general, the Officer and Employee RRP Trustee will be directed to vote the Shares held by the Officer and Employee RRP Trust and awarded to you by casting votes "FOR", "AGAINST", "WITHHELD" and "ABSTAIN" as to each proposal as specified in the Confidential Voting Instruction form accompanying this letter. If you do not direct the Trustee how to vote the Shares awarded to you, and as to any Shares which may be held by the Officer and Employee RRP Trust which are not yet awarded, the Officer and Employee RRP Trustee shall vote such Shares in the same manner and proportion as the Shares held by the Officer and Employee RRP Trust which have been awarded and as to which both instructions have been received by May 10, 1999 and, with respect to the instructions so received, directions have been given therein to the Trustee by participants or designated beneficiaries of deceased former participant as to the manner in which their awarded Shares should be voted.

Unanticipated Proposals

     It is possible, although very unlikely, that proposals other than those specified on the

Confidential Voting Instruction form will be presented for shareholder action at the 1999 Annual Meeting of Shareholders. If this should happen, the Officer and Employee RRP Trustee will be instructed to vote upon such matters in the Officer and Employee RRP Trustee's discretion, or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Officer and Employee RRP Trustee.

     Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction form to signify your direction to the Officer and Employee RRP TRustee. The Confidential Voting Instruction form should
                           -----------------------------------------------
then be sealed in the enclosed envelope provided and returned to Mr. Eggleston
------------------------------------------------------------------------------
for delivery to ChaseMellon Shareholder Services, L.L.C. for tabulation. To
------------------------------------------------------------------------------
direct the voting of your shares, the Confidential Voting Instruction form must
-------------------------------------------------------------------------------
be received no later than May 10, 1999.
---------------------------------------

     Please note that the instructions of individual participants will be kept confidential. Instructions will be delivered by Mr. Eggleston in the sealed evelopes and ChaseMellon Shareholder Services, L.L.C. and the Officer and Employee RRP Trustee will not disclose your voting instructions to anyone at either Astoria Federal Savings and Loan Association or Astoria Financial Corporation.

     This memorandum is subject in its entirety to the information set forth in the enclosed Proxy Statement, which you are encouraged to read and study thoroughly.

                              Very truly yours,

                              The Officer and Employee RRP Committee

                              By: /s/ William J. Fendt
                                  ________________________________________
                                    William J. Fendt, Chairman

[LOGO]                                                          [LETTERHEAD]

                                              April 9, 1999

To: All Astoria Federal Savings and Loan Association Incentive Savings Plan ("401K Plan") Participants with a portion of their account balance invested in the Employer Stock Fund

Re:  Annual Meeting of Shareholders to be held on May 19, 1999
     ---------------------------------------------------------

Dear Participants:

     In connection with the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 19, 1999, enclosed please find the following documents:

     a)  Confidential Voting Instruction card,
     b) Proxy Statement dated April 9, 1999, including a Notice of Annual Meeting of Shareholders,
     c)  1998 Annual Report and Form 10-K, and
     d) a postage-paid return envelope addressed to ChaseMellon Shareholder Services, L.L.C., Proxy Tabulation Department (ChaseMellon Shareholder Services, L.L.C. is the Confidential Voting Instruction tabulator for the 401K Plan).

     As a participant in the 401K Plan with all or a portion of your account balance invested in the Employer Stock Fund and a named fiduciary, you have the right to participate in directing how the Plan Administrator (Astoria Federal Savings and Loan Association) instructs the 401K Trustee (T. Rowe Price Trust Company) to vote the shares of Astoria Financial Corporation Common Stock (the "Shares") held by the 401K Plan as of March 23, 1999, the meeting record date (provided that you had all or a portion of your account invested in the Employer Stock Fund as of the most recent valuation date on or before the meeting record date). In general, the 401K Trustee will be directed to vote the Shares held in the Employer Stock Fund "FOR" and "AGAINST" as to each proposal listed on the Confidential Voting Instruction card in the same proportions as instructions to cast votes "FOR" and "AGAINST" each proposal are given by those individuals with the right to give directions. Each individual's instructions are weighted according to the value of the participant's interest in the Employer Stock Fund as of the most recent valuation available prior to the record date. If you do not file a Confidential Voting Instruction card on or before May 10, 1999, or if you ABSTAIN, your directions will not count.

Unanticipated Proposals

     It is possible, although very unlikely, that proposals other than those specified on the

Confidential Voting Instruction card will be presented for shareholder action at the 1999 Annual Meeting of Shareholders. If this should happen, the 401K Trustee will be instructed to vote upon such matters in the 401K Trustee's discretion, or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the 401K Trustee.

     Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction card to signify your direction to the Plan Administrator. You should then seal the card in the enclosed envelope and return
               -----------------------------------------------------------------
it to ChaseMellon Shareholder Services, L.L.C. To direct the voting of your
---------------------------------------------------------------------------
Shares, your instruction card must be received by ChaseMellon Shareholder
-------------------------------------------------------------------------
Services, L.L.C. no later than May 10, 1999.
--------------------------------------------

     Please note that the instructions of individual participants are to be kept confidential by ChaseMellon Shareholder Services, L.L.C. and the 401K Trustee, who have been instructed not to disclose them to anyone at Astoria Federal Savings and Loan Association or Astoria Financial Corporation.

     This memorandum is subject in its entirety to the information set forth in the enclosed Proxy Statement, which you are encouraged to read and study thoroughly.

                              Very truly yours,

                              Astoria Federal Savings and Loan Association


                              By: /s/ James J. Horvath
                                  ________________________________________
                                    Plan Administrator

[LOGO]                                                             [LETTERHEAD]

                                              April 9, 1999

To: All Astoria Federal Savings and Loan Association Employee Stock Ownership Plan (the "ESOP") Participants

Re:  Annual Meeting of Shareholders to be held on May 19, 1999
     ---------------------------------------------------------

Dear Participants:

     In connection with the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 19, 1999, enclosed please find the following documents:

     a)  Confidential Voting Instruction card,
     b) Proxy Statement dated April 9, 1999, including a Notice of Annual Meeting of Shareholders,
     c)  1998 Annual Report and Form 10-K, and
     d) a postage-paid return envelope addressed to ChaseMellon Shareholder Services, L.L.C., Proxy Tabulation Department (ChaseMellon Shareholder Services, L.L.C. is the Confidential Voting Instruction tabulator for the ESOP).

     As a participant, and a "named fiduciary," in the ESOP, you have the right to direct the ESOP Trustee (State Street Bank and Trust Company) how to vote at the Annual Meeting the shares of Astoria Financial Corporation Common Stock ("Shares") allocated to your account in the ESOP. As a "named fiduciary," you are the party who is identified in the voting section of the Trust as responsible for directing the Trustee how to vote your allocated ESOP Shares. The number of Shares in your ESOP account is shown on the enclosed Confidential Voting Instruction card. Please mark the appropriate boxes on the card, sign, date and return it in the enclosed postage-paid return envelope. If you sign, date and return your card, but do not check the box for a particular proposal, the Trustee will vote your shares according to the recommendation of the Board of Directors for that particular proposal. For your ESOP voting instruction to be counted by the Trustee, ChaseMellon Shareholder Services, L.L.C., must receive your Confidential Voting Instruction card no later than May 10, 1999.

     The ESOP Trust states that the Trustee will generally vote unallocated Shares and allocated Shares for which it receives no written instructions in the same manner and proportion as the allocated Shares for which voting instructions have been received. The Trustee's vote must be in accordance with its fiduciary duties and in a manner determined by the Trustee to be prudent and solely in the interest of ESOP participants and beneficiaries.

Unanticipated Proposals

     It is possible, although very unlikely, that proposals other than those specified on the Confidential Voting Instruction card will be presented for shareholder action at the 1999 Annual Meeting of Shareholders. If this should happen, the ESOP Trustee will be instructed to vote upon such matters in the ESOP Trustee's discretion or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the ESOP Trustee.

     Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction card to signify your direction to the Trustee.

You should then seal the card in the enclosed envelope and return it to
-----------------------------------------------------------------------
ChaseMellon Shareholder Services, L.L.C. To direct the voting of Shares within
------------------------------------------------------------------------------
the ESOP, the Confidential Voting Instruction card must be received by
----------------------------------------------------------------------
ChaseMellon Shareholder Services, L.L.C. no later than May 10, 1999.
--------------------------------------------------------------------

     Please note that the instruction of individual participants are to be kept confidential by ChaseMellon Shareholder Services, L.L.C. and the Trustee, who have been instructed not to disclose them to anyone at Astoria Federal Savings and Loan Association or Astoria Financial Corporation.

     This memorandum is subject in its entirety to the information set forth in the enclosed Proxy Statement, which you are encouraged to read and study thoroughly.

                                         Very truly yours,

                                         The ESOP Committee



                                         By: /s/ James J. Horvath
                                             --------------------------
                                                 James J. Horvath

[LOGO]                                                             [LETTERHEAD]


                                              April 9, 1999

To: All The Long Island Savings Bank 401(k) Savings Plan ("401K Plan") Participants with a portion of their account balance invested in the Common Stock of Astoria Financial Corporation

Re:  Annual Meeting of Shareholders to be held on May 19, 1999
     ---------------------------------------------------------

Dear Participants:

     In connection with the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 19, 1999, enclosed please find the following documents:

     a)  Confidential Voting Instruction card,
     b) Proxy Statement dated April 9, 1999, including a Notice of Annual Meeting of Shareholders,
     c)  1998 Annual Report and Form 10-K, and
     d) a postage-paid return envelope addressed to ChaseMellon Shareholder Services, L.L.C., Proxy Tabulation Department (ChaseMellon Shareholder Services, L.L.C. is the Confidential Voting Instruction tabulator for the 401K Plan).

     As a participant in the 401K Plan with all or a portion of your account balance invested in the common stock of Astoria Financial Corporation and a named fiduciary, you have the right to directing how the 401K Trustee (CG Trust Company) votes the shares of Astoria Financial Corporation Common Stock (the "Shares") held by the 401K Plan as of March 23, 1999, the meeting record date. In general, the 401K Trustee will vote the Shares held in the 401K Plan "FOR", "AGAINST", "WITHHELD" or "ABSTAIN" as to each proposal as specified on the Confidential Voting Instruction card accompanying this letter. If you do not direct the Trustee how to vote the Shares held for your account, the 401K Trustee shall vote such Shares in the same manner and proportion as the Shares as to which instructions have been received by May 10, 1999.

     Thus, through your directions, you will be exercising power and control as a named fiduciary of the 401K Plan not only over the Shares allocated to your account, but also with respect to a portion of the undirected Shares held by the 401K Plan.

     Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction card to signify your direction to the Plan Administrator. You should then seal the card in the enclosed envelope and return
               -----------------------------------------------------------------
it to ChaseMellon Shareholder Services, L.L.C. To direct the voting of your
---------------------------------------------------------------------------
Shares, your
------------
instruction card must be received by ChaseMellon Shareholder Services, L.L.C.
-----------------------------------------------------------------------------
no later than May 10, 1999.
--------------------------

     Please note that the instructions of individual participants are to be kept confidential by ChaseMellon Shareholder Services, L.L.C. and the 401K Trustee, who have been instructed not to disclose them to anyone at Astoria Federal Savings and Loan Association or Astoria Financial Corporation.

     This memorandum is subject in its entirety to the information set forth in the enclosed Proxy Statement, which you are encouraged to read and study thoroughly.

                              Very truly yours,

                              Astoria Federal Savings and Loan Association


                              By: /s/ James J. Horvath
                                  ________________________________________
                                      Plan Administrator

[LOGO]                                                           [LETTERHEAD]

                                              April 9, 1999

To:  All Participants in The LISB Employee Stock Ownership Plan (the "ESOP")

Re:  Annual Meeting of Shareholders to be held on May 19, 1999
     ---------------------------------------------------------

Dear Participants:

     In connection with the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 19, 1999, enclosed please find the following documents:

     a)  Confidential Voting Instruction card,
     b) Proxy Statement dated April 9, 1999, including a Notice of Annual Meeting of Shareholders,
     c)  1998 Annual Report and Form 10-K, and
     d) a postage-paid return envelope addressed to ChaseMellon Shareholder Services, L.L.C., Proxy Tabulation Department (ChaseMellon Shareholder Services, L.L.C. is the Confidential Voting Instruction tabulator for the ESOP).

     As a participant in the ESOP and a named fiduciary, you have the right to direct the ESOP Trustee (CG Trust Company) how to vote the shares of Astoria Financial Corporation Common Stock ("Shares") held by the ESOP as of March 23, 1999, the meeting record date. Pursuant to the terms of the ESOP, each participant, as a named fiduciary, has the right to instruct the ESOP Trustee how to vote the Shares allocated to that person's account in the ESOP as of the record date. That number is shown on the enclosed Confidential Voting Instruction card. In general, the ESOP Trustee will be directed to vote the Shares held by the ESOP Trust and allocated to you by casting votes "FOR", "AGAINST", "WITHHELD" or "ABSTAIN" as to each proposal as specified in the Confidential Voting Instruction card accompanying this letter. The ESOP generally states that if you do not direct the Trustee how to vote the Shares allocated to your account, and as to the unallocated Shares held by the ESOP Trust, the Trustee shall vote such Shares in the same proportion as Shares as to which voting instructions are received from participants.

     Thus, through your directions, you will be exercising power and control as a named fiduciary of the ESOP not only over the Shares allocated to your account, but also with respect to a portion of the undirected or unallocated Shares held by the ESOP.

     To be considered by the Trustee in determining how to vote the Shares held by the ESOP Trust, your voting instruction must be received by ChaseMellon Shareholder Services, L.L.C. not later than by May 10, 1999.

     Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction card to signify your direction to the Trustee. You should then seal the card in the enclosed envelope and return it to
-----------------------------------------------------------------------
ChaseMellon Shareholder Services, L.L.C. To direct the voting of Shares within
------------------------------------------------------------------------------
the ESOP, the Confidential Voting Instruction card must be received by
----------------------------------------------------------------------
ChaseMellon Shareholder Services, L.L.C. no later than May 10, 1999.
--------------------------------------------------------------------

     Please note that the instruction of individual participants are to be kept confidential by ChaseMellon Shareholder Services, L.L.C. and the Trustee, who have been instructed not to disclose them to anyone at Astoria Federal Savings and Loan Association or Astoria Financial Corporation.

     This memorandum is subject in its entirety to the information set forth in the enclosed Proxy Statement, which you are encouraged to read and study thoroughly.

                                         Very truly yours,

                                         The ESOP Committee



                                         By: /s/ James J. Horvath
                                            _______________________
                                              James J. Horvath